[logo] PIONEER
       Investments(R)







                                                 October 28, 2002

VIA ELECTRONIC TRANSMISSION

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, NW
Washington, DC  20549

RE:      REGISTRANT                    SEC FILE NO.

Pioneer Fund                           2-25980
Pioneer Value Fund                     2-32773
Mioneer Mid Cap Value Fund             33-34801
Pioneer International Value Fund       33-53746

Ladies and Gentlemen:

              Pursuant to Rule 497(e) under the Securities Act of 1933, as amended, enclosed for electronic filing is a combined prospectus for the above referenced funds used in connection with the offering and sale of shares of the funds in Switzerland. The following documents are fair and accurate English translations of those published in the German language.

              If you have any questions concerning this filing, please contact me at (617) 422-4966 (collect).

                                                 Very truly yours,


                                                 /s/ Mark Pietkiewicz
                                                 Mark Pietkiewicz
                                                 Senior Legal Product Manager

Enclosures





Pioneer Investment Management, Inc.
60 State Street
Boston, MA  02109-1820



 "Member of the UniCredito Italiano Banking Group, Register of Banking Groups."

                                   PROSPECTUS
                            TO BE USED IN SWITZERLAND




                                  PIONEER FUND

                               PIONEER VALUE FUND

                           PIONEER MID-CAP VALUE FUND
               FUND INVESTING IN MID-SIZED AND OTHER US COMPANIES

                        PIONEER INTERNATIONAL VALUE FUND





     Investment Funds launched under the law of the United States of America

                                  OCTOBER 2001




                                 60 State Street
                                Boston, MA 02109
                                       USA


               Signed on behalf of the Manager, PIONEER INVESTMENT
                                MANAGEMENT, INC.




                 -----------------------------------------------



                        Signed on behalf of PIONEER FUND




                 -----------------------------------------------

                     Signed on behalf of PIONEER VALUE FUND




                 -----------------------------------------------





                 Signed on behalf of PIONEER MID-CAP VALUE FUND




                 -----------------------------------------------



              Signed on behalf of PIONEER INTERNATIONAL VALUE FUND




                 -----------------------------------------------



              Signed on behalf of the Swiss Representative, BANQUE
                              MEESPIERSON BGL S.A.



                 -----------------------------------------------

                                    TRUSTEES:
                               JOHN F. COGAN, JR.
                                  MARY K. BUSH
                              MARGARET B.W. GRAHAM
                             RICHARD H. EGDAHL, M.D.
                               MARGUERITE A. PIRET
                                 STEPHEN K. WEST
                                  JOHN WINTHROP

                                   CUSTODIAN:
                          BROWN BROTHERS HARRIMAN & CO.
                                 40 Water Street
                              Boston, MA 02109, USA

                                    MANAGER:
                       PIONEER INVESTMENT MANAGEMENT, INC.
                                 60 State Street
                              Boston, MA 02109, USA

                                MAIN DISTRIBUTOR:
                         PIONEER FUNDS DISTRIBUTOR, INC.
                                 60 State Street
                              Boston, MA 02109, USA

                                 TRANSFER AGENT:
            PIONEER INVESTMENT MANAGEMENT SHAREHOLDER SERVICES, INC.
                                 60 State Street
                              Boston, MA 02109, USA

       SHAREHOLDER SERVICING AGENT FOR GERMANY, AUSTRIA AND SWITZERLAND :
                Pioneer Global Investments Limited, German branch
                            Hammerbrookstra(beta)e 5
                             20097 Hamburg, Germany

                            PAYING AGENT IN GERMANY:
                            VEREINS- UND WESTBANK AG
                                (BLZ 200 300 00)
                                  Alter Wall 22
                                  20457 Hamburg

                   PAYING AGENT AND REPRESENTATIVE IN AUSTRIA
                                 BANK AUSTRIA AG
                                   (BLZ 20151)
                                    Am Hof 2
                                A-1010 Vienna and
                             Vordere Zollamtsstr. 13
                                  A-1030 Vienna

       REPRESENTATIVE, PAYING AGENT AND DISTRIBUTION AGENT IN SWITZERLAND
                   Banque MeesPierson BGL S.A., Zurich branch
                                   Rennweg 57
                           CH-8023 Zurich, Switzerland

                REPRESENTATIVE IN THE FEDERAL REPUBLIC OF GERMANY
                          PIONEER FONDS MARKETING GMBH
                                    Platzl 4
                                  80331 Munich

                               PUBLIC ACCOUNTANTS:
                              ARTHUR ANDERSEN LLP.
                               225 Franklin Street
                        Boston, Massachusetts 02110, USA

                                TABLE OF CONTENTS


PART A - GENERAL EXPLANATIONS                                                9

INTRODUCTION                                                                 9

IMPORTANT INFORMATION                                                        9

SHAREHOLDER SERVICING AGENT FOR GERMANY AUSTRIA AND SWITZERLAND             10

INVESTMENT STYLE, INVESTMENT OBJECTIVES AND GENERAL RISKS OF THE
PIONEER FUNDS                                                               10

PERFORMANCE OF THE PIONEER FUNDS                                            13

PURCHASE OF SHARES AND ACCOUNT-KEEPING                                      14

Offering price                                                              14

Graduation of sales charges                                                 14

Qualification for a reduced sales charges                                   14

Letter of Intent                                                            15

Purchase of shares without sales charge                                     15

Making a first purchase of shares                                           17

Making additional purchases of shares                                       17

Accounting                                                                  17

REDEMPTION OF SHARES                                                        18

SYSTEMATIC WITHDRAWAL PLANS                                                 19

EXCHANGE PRIVILEGE                                                          20

AUTOMATIC EXCHANGE:                                                         21

DISTRIBUTION OPTIONS                                                        21

INVESTMENT OF DIVIDENDS IN ANOTHER FUND                                     21

FAX REQUESTS                                                                21

TELEPHONE REQUESTS                                                          22

PAYING AGENTS                                                               22

Germany Austria Switzerland                                                 22

STOCKBROKERS                                                                23

THE MANAGEMENT OF THE PIONEER FUNDS                                         23

Trustees                                                                    23

THE MANAGER                                                                 26

MAIN DISTRIBUTOR                                                            30

TRANSFER AGENT                                                              30

CUSTODIAN                                                                   30

INDEPENDENT PUBLIC ACCOUNTS                                                 31

DISTRIBUTION SERVICE FEE                                                    31

COSTS FOR BUSINESS ACTIVITY OF THE PIONEER FUNDS                            31

PUBLICATIONS                                                                33

DIVIDENDS, DISTRIBUTIONS AND U.S. TAXATION                                  33

TAXATION IN THE FEDERAL REPUBLIC OF GERMANY                                 34

TAXATION IN THE REPUBLIC OF AUSTRIA                                         35

TAXATION IN SWITZERLAND                                                     36

SUPERVISION                                                                 37

JURISDICTION                                                                38

RIGHT OF REVOCATION                                                         38

REPRESENTATIVE IN THE FEDERAL REPUBLIC OF GERMANY                           39

REPRESENTATIVE IN THE REPUBLIC OF AUSTRIA                                   39

REPRESENTATIVE IN SWITZERLAND                                               39

SPECIAL INFORMATION ON INVESTORS IN SWITZERLAND                             39

DESCRIPTION OF FUND SHARES                                                  40

NET ASSET VALUE AND DETERMINATION OF OFFERING PRICES                        41

EXAMPLE OF COMPUTATION OF THE PUBLIC OFFERING PRICE                         41

SELECTED DATA PER SHARE                                                     41

PART B - FEATURES OF THE INDIVIDUAL PIONER FUNDS (INVESTMENT OPERATIONS,
INVESTMENT RESTRICTIONS, INVESTMENT RISKS)                                  45

PIONEER FUND                                                                45

Investment transactions and related risks                                   45

Investment Restrictions                                                     58

Further Information:                                                        60

PIONEER VALUE FUND                                                          61

Investment Transactions and Investment Risks                                61

Investment Restrictions                                                     74

Further Information                                                         75

PIONEER MID-CAP VALUE FUND - FUND INVESTING IN MID-SIZED AND
OTHER US COMPANIES                                                          77

Investment Transactions and Transaction Risks                               77

Investment Restrictions                                                     90

Further Information                                                         92

PIONEER INTERNATIONAL VALUE FUND                                            93

Investment Transactions and Transaction Risks                               93

Investment Restrictions                                                    106

Further Information                                                        107

PART C - CONTRACTUAL PROVISIONS                                            108

PART A - GENERAL EXPLANATIONS

INTRODUCTION
PIONEER FUNDS
     This prospectus includes information on the Pioneer Fund, Pioneer Value Fund, Pioneer Mid-Cap Value Fund - Fund investing in mid-sized and other US companies and Pioneer International Value Fund (the "Pioneer Funds") launched under the laws of the United States of America.
     The Pioneer Funds are supervised by independent Boards of Trustees which have transferred certain services such as investment management to companies of the Pioneer group.
     Before investing, an investor should know the information contained in this prospectus. Please read the following pages carefully and retain the prospectus together with the other documents handed over to you.

PIONEER INVESTMENT MANAGEMENT, INC.
     Pioneer Investment Management, Inc. ("Pioneer"), the manager of the Pioneer Funds, represents an indirect subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. As part of the Global Asset Management department Pioneer provides investment management and other financial services to mutual funds, institutional and other clients. As of December 31, 2000, the assets under management worldwide amounted to USD 103 billion, including assets of over USD 21 billion managed by Pioneer.


IMPORTANT INFORMATION
     The German wording of the prospectus, the contractual conditions and all other documents and publications of the Pioneer Funds shall apply for your legal relations with the Pioneer Funds.
     The purchase of shares in the fund is always effected on the basis of the prospectus valid at the time of purchase. Before making additional purchases, investors should ask about the valid prospectus.
     The latest annual reports, which must not be older than 16 months (Federal Republic of Germany, Switzerland) or respectively 12 months (Republic of Austria) shall be provided with the prospectus. If the date of the annual report is more than 8 months ago, the respective semi-annual report shall be provided as well.
     In Germany, Austria and Switzerland only Class A shares in the Pioneer Funds can be obtained, which are described in this prospectus. In the U.S. the Pioneer Funds also issue Class B and Class C shares which essentially differ from Class A shares by being issued without an initial sales charge but incurring a higher distribution fee and possibly a deferred sales charge. Therefore, all information contained in this prospectus refers to Class A shares of the Pioneer Funds unless expressly stated otherwise.
     The Pioneer group also offers different investment funds launched under Irish and Luxembourg law. The conditions regarding the purchase of shares in these Irish and Luxembourg Pioneer funds as well as detailed information on their investment objectives are contained in separate prospectuses, which can be obtained from Pioneer Fonds Marketing GmbH.
     NOBODY IS AUTHORIZED TO PROVIDE INFORMATION OR MAKE STATEMENTS WITH REGARD TO THE PIONEER FUNDS WHICH ARE NOT CONTAINED IN THIS PROSPECTUS AND THE FINANCIAL REPORTS ATTACHED TO IT OR IN OTHER DOCUMENTS ISSUED BY CORPORATIONS OF THE PIONEER GROUP. EVERY PURCHASE OF FUND SHARES A PERSON MAY UNDERTAKE ON THE BASIS OF STATEMENTS OR PARTICULARS WHICH ARE NOT CONTAINED IN THE AFOREMENTIONED DOCUMENTS OR WHICH DEVIATE FROM THEIR CONTENTS IS EFFECTED SOLELY AT THE RISK OF THE BUYER.
     The German wording of the prospectus, the contractual conditions and all other documents and publications of the Pioneer Funds shall apply for your legal relations with the Pioneer Funds.
     Those persons engaged in the distribution of fund shares (distribution agents) are not entitled to accept monies on behalf of the Pioneer Funds.
    Please note the important notice about privacy of customer information of our clients at the end of this document.

SHAREHOLDER SERVICING AGENT FOR GERMANY AUSTRIA AND SWITZERLAND

     For shareholders with residence in Germany, Austria and Switzerland, for whom investment accounts have been established the following company acts as shareholder servicing agent:

     Pioneer Global Investments Limited
     German branch
     P.O. Box 10 51 42
     20035 Hamburg
     Germany


     toll free phone and fax numbers
                 Germany               Austria                Switzerland
     phone       0800-082 08 68        0800-29 76 57          0800-55 40 91
     fax         0800-082 08 73        0800-29 14 76          0800-55 40 83

     Any inquiries and orders concerning the investment accounts may be addressed to the shareholder servicing agent, which acts as German-speaking liaison office of the transfer agent in Boston. Under normal circumstances the orders received by Pioneer Global Investments Limited, German branch on a German banking day prior to 17:00 hours will be passed on to the transfer agent of the Pioneer Funds in Boston on the same day. The Shareholder Servicing Agent does not assume distributive functions
     For the sake of form it is indicated that the representatives or the Swiss representative and paying agent respectively are also authorized to receive deliveries addressed to the Pioneer Funds.

INVESTMENT STYLE, INVESTMENT OBJECTIVES AND GENERAL RISKS OF THE PIONEER FUNDS

INVESTMENT STYLE OF THE PIONEER FUNDS
     Pioneer uses a value approach to select the fund's investments. Using this investment style, Pioneer seeks to select and purchase securities which are offered at reasonable prices or substantial discounts to their underlying values in order to hold these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings and revenue growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide reasonable amount of income. Pioneer relies on the knowledge, experience and judgement of its portfolio managers who have access to a wide variety of research possibilities. Pioneer focuses on the quality and price of individual issuers, not on entire economic sectors. Pioneer does also not pursue any strategies aiming at early market entry ("market timing"). When selecting securities Pioneer looks, among others, for some of the following features, which can be evaluated differently:
- Above average potential for earnings and revenue growth
- Favorable expected returns relative to perceived risk
- Sustainable competitive advantage, such as a brand name, customer base, proprietary technology or particular economies of scale
- Management with demonstrated ability and commitment to the company
- Low market valuations relative to earnings forecasts, book value, cash flow and sales
- "Turnaround" potential for companies that have been through difficult periods
- Good prospects for dividend growth
- Estimated private market value in comparison with the current stock price. Private market value is the price an independent investor would pay to own the entire company
- Low debt levels relative to equity
- Strong fundamentals of issuer's industry
     In theory the Pioneer Funds are allowed to hold up to 100% of their assets in bank deposits but will avoid doing so because of their investment objectives. The Pioneer Funds may also acquire securities which are not admitted for trade on stock exchanges.
     The investment objectives and strategies of the individual Pioneer Funds will be described below.

INVESTMENT OBJECTIVES OF THE FUNDS

PIONEER FUND
INVESTMENT OBJECTIVE - REGULAR INCOME AND CAPITAL GROWTH
     The fund invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities, primarily of US issuers. For purposes of the fund's investment strategy, equity securities include common stocks and other equity securities such as convertible debt securities, depositary receipts, warrants, stock purchase rights and preferred stocks. Although the fund focuses on securities that have paid dividends or interests in the preceding 12 months, it may also purchase and hold securities that do not provide income if the fund expects them to increase in value.

PIONEER VALUE FUND
INVESTMENT OBJECTIVE - CAPITAL GROWTH AND REGULAR INCOME
     The fund seeks to invest in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment strategy, equity securities include common stocks and other equity securities such as convertible debt securities, depositary receipts, warrants, stock purchase rights and preferred stocks. Although the fund focuses on securities that have paid a dividend or interest within the preceding 12 months, it may also purchase or hold securities that do not provide income if the fund expects them to increase in value. The foregoing policies are fundamental and may not be changed without shareholder approval.
     In future the fund intends to engage in securities lending transactions in accordance with its investment restrictions.

PIONEER MID-CAP VALUE FUND - FUND INVESTING IN MID-SIZED AND OTHER US COMPANIES INVESTMENT OBJECTIVE - CAPITAL APPRECIATION BY INVESTING IN A DIVERSIFIED PORTFOLIO OF SECURITIES CONSISTING PRIMARILY OF COMMON STOCKS
     Normally, the fund invests at least 80% of its total assets in equity securities. The fund focuses its investments in equity securities of mid-size companies, that is companies with market value within the range of market values of companies included in Standard & Poor's MidCap 400 Index. Normally, the fund invests at least 65% of its total assets in the securities of mid-size companies. On January 31, 2001 the market value of companies in the index varied from approximately USD 98 million to over USD 10 billion. For purposes of the fund's investment strategy, equity securities include common stocks and other equity securities such as convertible debt securities, depositary receipts, warrants, stock purchase rights and preferred stocks.

PIONEER INTERNATIONAL VALUE FUND
INVESTMENT OBJECTIVE - LONG-TERM CAPITAL GROWTH
     The fund invests primarily in equity securities of non-U.S. issuers. Normally, the fund invests at least 80% of its total assets in these securities. These companies may be located in both developed and emerging markets. Generally, the fund's investments in any country are limited to 25% or less of its total assets (at the time of the investment). However, the fund may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the currencies of those countries. For purposes of the fund's investment strategy, equity securities include common stocks and other equity securities such as convertible debt securities, depositary receipts, warrants, stock purchase rights and preferred stocks.
     The fund will make use of certain investment techniques in order to hedge against foreign currency exchange risks as well as other risks in relation to its investments.

GENERAL RISKS OF INVESTING IN THE PIONEER FUNDS
     SHARES HELD IN THE PIONEER FUNDS DO NOT CONSTITUTE BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER INSURANCE FACILITIES IN ANY FEDERAL STATE OF THE UNITED STATES OR IN THE FEDERAL REPUBLIC OF GERMANY, THE REPUBLIC OF AUSTRIA OR SWITZERLAND.
     Fund shares represent an investor's interest in shares in the assets of an investment fund where investors' monies are pooled for being invested in different assets - with respect to the Pioneer Funds in securities - according to the principle of risk diversification and for being professionally managed by the manager of the fund.
     Although the Funds pursue capital growth and regular income within the limits of their investment objectives you may suffer a loss or earn less than by investing in other shares as the value of your shares in the respective fund is subject to the fluctuations on stock exchanges. But it may also be the case that the securities of the fund's portfolio rest undervalued or do not have the initially expected growth potential.
     THE BANK DEPOSITS HELD BY THE PIONEER FUNDS WITH THE CUSTODIAN BANK ARE INSURED DEPENDING UPON THE NATURE OF THE ACCOUNT OF EACH FUND UP TO AN AMOUNT OF USD 100,000 BY THE FDIC. THE PIONEER FUNDS MAINTAIN BOTH SECURED AND UNSECURED BANK DEPOSITS.
     In comparison with fixed-term deposit investments you will run an economic risk and the value of your fund account may be above or below the purchase price of the share at the time of redemption.
     In addition you should consider that the exchange rate of the US dollar in relation to the DEM, the ATS and the SFR fluctuated greatly in the past and that it could therefore effect appreciably the Fund returns in the investor's home currency. As part of the European Monetary Union the DEM and the ATS have been absorbed by the Euro since January 1, 1999 and will finally be replaced by the Euro with effect from January 1, 2002. Future developments of the exchange rates of US dollar and Euro are uncertain.
     The Pioneer Funds address to investors who are able to run these risks. In any case interested investors should consult an independent financial adviser.

PERFORMANCE OF THE PIONEER FUNDS
THE FUNDS PERFORMANCE
     The performance of the Pioneer Funds varies from year to year. The following chart shows the performance expressed in per cent and refers to the relevant calendar year as of December, 31. The calculation was effected on the basis of US dollar and does not take into account any sales charges paid at the time of purchase of the fund shares. The funds past performance does not indicate how they will perform in the future.

                                  1991    1992    1993    1994    1995    1996   1997    1998    1999     2000
Pioneer Fund                     22.77    13.60   14.23   -0.57   26.64  19.70   38.47   29.00   15.63    0.12
Pioneer Value Fund (formerly     25.75     9.37   18.91   -1.73   27.15  21.99   23.70   -7.99    1.61   15.95
Pioneer II)
Pioneer Mid-Cap Value Fund -     37.04    29.01   16.70   14.83   30.73  11.66   17.45   -4.71   12.60   17.64
Fund investing in mid-sized
and other US companies
(formerly Pioneer Capital
Growth Fund)
Pioneer International Value                               -5.39    7.54  11.31    5.75   -6.24   41.80  -26.04
Fund (formerly Pioneer
International Growth Fund)


COMPARISON OF THE AVERAGE ANNUAL RETURNS WITH THE STATED INDEX
     The following table shows the average annual total returns of the funds for the relevant periods and compares these returns to the returns of the stated index. Unlike the funds, the index is not managed and does not incur expenses. The figures in the table reflect sales charges and assume that any distribution was reinvested respectively and that the fund shares were given back at the end of the period as of December 31, 1999.

                                    1 YEAR          5 YEARS        10 YEARS    SINCE INCEPTION INCEPTION DATE
Pioneer Fund                         -5.64           18.46          16.68           13.25         2/13/1928
S&P 500 Index(1)                     -9.11           18.28          17.41           10.72
Lipper Growth & Income Fund           0.39           14.32          15.14            n/a
Index(2)
Pioneer Value Fund (formerly          9.30            9.04          12.16           13.73         9/30/1969
Pioneer II)
S&P 500 Index                        -9.11           18.28          17.41           12.75
Lipper Growth & Income Fund           8.37           13.56          15.09           12.27
Index
Pioneer Mid-Cap Value Fund -         10.87            9.30          17.06           14.05         7/25/1990
Fund investing in mid-sized
and other US companies
(formerly Pioneer Capital
Growth Fund)
S&P 500 Index                        -9.11           18.28          17.41           15.96
Lipper Growth Fund Index(3)          -7.67           16.48          16.37           17.74
Pioneer International Value         -30.30            1.76            -              7.57         3/25/1993
Fund (formerly Pioneer
International Growth Fund)
MSCI AC World Free ex USA           -15.09            6.73            -              9.09
Index(4)

(1) The Standard & Poor's 500 Index is a generally recognized index measuring the performance of 500 companies whose stocks are widely spread. Unlike the fund, the index is not managed and does not incur expenses.
(2) The Lipper Growth & Income Fund Index is a measure of the investment performance of mutual funds with a growth investment objective. Unlike the fund, the index is not managed and does not incur expenses.
(3) The Lipper Growth Fund Index is a measure of the investment performance of mutual funds with a growth investment objective. Unlike the fund, the index is not managed and does not incur expenses.
(4) The MSCI (Morgan Stanley Capital International) AC (AllCountry) World Free ex USA Index is a generally recognized, capitalization weighted index measuring the performance of companies whose stocks are traded in securities markets outside the U.S. Unlike the fund, the index is not managed and does not incur expenses.

PURCHASE OF SHARES AND ACCOUNT-KEEPING
OFFERING PRICE
     Shares in the Pioneer Funds may only be purchased at the relevant valid offering price. The offering price represents the net asset value per share in the Pioneer fund chosen by you plus an initial sales charge.
     Shares are issued at the net asset value per share (plus initial sales charge) calculated by the transfer agent on the day following the day payment attributable to a fund account was received.

GRADUATION OF SALES CHARGES
     The amount of sales charge depends on the amount invested and is contained in the following table.

 AMOUNT OF THE CAPITAL INVESTED                          SALES CHARGES EXPRESSED IN PER CENT OF THE

                                                        OFFERING PRICE(1)          NET FIXED ASSETS (2)
 less than USD 50,000                                         5.75                         6.10
 more than USD 50,000, but less than                          4.50                         4.71
 USD 100,000
 more than USD 100,000, but less than                         3.50                         3.63
 USD 250.000
 more USD 250.000, but less than                              2.50                         2.56
 USD 500.000
 USD 500.000, but less than                                   2.00                         2.04
 USD 1.000.000
 USD 1.000.000 or more                                        0.00                         0.00

(1) will be deducted from the investment
(2) will be added to the net asset value

         Currently, no sales charge is payable on investments of USD1,000,000 or more, but for such investments a contingent deferred sales charge of 1% is imposed in the event of certain redemption transactions within one year of purchase. See "Redemption of Shares - Deferred sales charge".

QUALIFICATION FOR A REDUCED SALES CHARGES

CUMULATIVE QUANTITY DISCOUNT
     If you or your spouse or your children under 21 already own or are purchasing shares of a Pioneer fund at the same time and at the time of your purchase you notify Pioneer Global Investments Limited, German branch, in its function as delegate of the transfer agent of this circumstance in time, the sales charge payable when purchasing the shares depends on the total value (at the current offering price) of the shares already owned by the above mentioned persons or purchased at the same time. This may result in a reduced sales charge.
     For example an investor who invested USD 5,000 in one Pioneer fund and already holds shares in other Pioneer Funds amounting to 50,000 as well would only pay a sales charge of 4.50% of the offering price of the newly purchased shares.
     The Pioneer Funds do also offer so called group plans issuing shares at a lower sales charge or without any sales charge. Such plans require that certain organizations are willing to recommend the Pioneer Funds to their members, to enable the Pioneer Funds to advertise within the organization or to promote the sale of fund shares to their members in some other way. Besides fund shares may be purchased at charges differing from the table via institutions such as insurance companies which include the fund shares in their range of financial products (for example fund-related life insurance, fund of funds). Further information on this subject can be obtained from the distributors. Shareholders, for which investment accounts have been established, may also contact the transfer agent or the shareholder servicing agent for German-speaking countries, who will forward the request to the transfer agent.
     The Pioneer Funds reserve the right to cease to offer reduced sales charges at any time or to extend them to other funds of the Pioneer Group not launched under U.S. law.

LETTER OF INTENT
     You can also use a letter of intent to qualify for reduced sales charges. With this letter you confirm your intention to purchase and hold shares amounting to USD 50,000 or more (excluding any reinvestments of dividends and capital gains distributions) within a period of 13 months.
     Then you will only be charged of such sales charge that would be applicable if you had purchased all shares which are purchased during such 13-month period all at once.
     If, for example, your letter of intent provides for the purchase of shares amounting to USD 50,000 within a period of 13 months, you will have to pay a sales charge of 4.50% for all purchases made within that period.
     A purchase not made pursuant to a letter of intent, may be included at some future date if the letter of intent is submitted within 90 days of such purchase. Shareholders may also include the value (at the current offering price) of all of their shares in the Pioneer Funds as of the date of the letter of intent as a credit towards determining the reduced sales charge.
     If the amount of shares purchased during the 13-month period exceeds the amount indicated in your letter of intent and if the total (less redemptions, if any) qualifies for a further quantity discount, all share transactions will be recalculated on the expiration date of the letter of intent. The difference in the sales charge resulting from such recalculation will be credited to you either by transfer or by check respectively or by investment in additional shares at the lower sales charge.
     A letter of intent is not a binding obligation upon the investor to purchase, or the Pioneer Funds to sell the shares in full at the amount indicated. But if you do not pay the stated investment amount during this 13-month period, an adjustment in the sales charge will be made. The letter of intent authorizes Pioneer Investment Management Shareholder Services, Inc. to escrow shares of 5% of the investment amount stated in the letter of intent in order to insure the payment of a possible deferred sales charge and the shares will continue to be registered in your name. If an adjustment in the sales charge has to be made, Pioneer Investment Management Shareholder Services, Inc. may use the shares held in escrow in order to settle the payment claim. Remaining shares will then be released.
    Pioneer reserves the right to cease to offer reduced sales charges at any time or to extend them to other funds of the Pioneer Group not launched under U.S. law.

PURCHASE OF SHARES WITHOUT SALES CHARGE
PURCHASE BY CERTAIN PERSONS
     Shares in the Pioneer Funds may be purchased at net asset value per share without any sales charge by:

- current or former trustees and officers of the Pioneer Funds;
- current or former partners and employees of legal counsel to the Pioneer
  Funds;
- current or former directors, officers, employees or sales representatives of Pioneer or any other company of the group;
- current of former directors, officers, employees or sales representatives of investment advisory companies or former investment advisers of all investment companies for which Pioneer serves as manager;
- current or former officers, partners, employees or registered representatives of broker-dealers having entered into sales agreements with Pioneer Funds Distributor, Inc.;
- members of the immediate families of any of the persons above;
- any trust, trustee or other benefit plan for the foregoing persons;
- insurance companies; and
- certain "wrap accounts" for the benefit of clients of investment advisers and financial planners adhering to standards established by the Pioneer Funds Distributor, Inc.;
- other funds and accounts for which Pioneer or any of its affiliates serves as manager or investment adviser; and
- certain open-ended investment funds in connection with reorganization;
- certain retirement plans launched in the U.S.
     The shares purchased without any sales charge may only be redeemed to the Pioneer Funds and may not be transferred or sold to other persons. The privilege of purchase without sales charge is attached to the condition that you inform PFD in writing that you are entitled to this privilege.
     The Pioneer Funds reserve the right to cease to offer reduced sales charges at any time.

REIMBURSEMENT OF SALES CHARGES TO DISTRIBUTION AGENTS
     There is a possibility that the main distribution agent of the Pioneer funds or one of their subsidiaries will oblige in a distribution agreement to reimburse distribution agents for any part or all of the sales charge paid by investors mediated by them or to make other payments to such distribution agents.

REINSTATEMENT PRIVILEGE
     If you have recently sold all or part of your shares in one Pioneer fund, you may reinvest all or part of the redemption proceeds without a sales charge in shares of this fund if you send a written request to the transfer agent or on his behalf to the distributors or to the shareholder servicing agent for the German-speaking countries not more than 6 months after your shares were redeemed and make the respective payment into an account having the same registration as the account from which the shares were disposed.
     When you elect reinstatement, you are subject to the provisions outlined in the prospectus of the selected fund, including the applicable minimum investment requirement of the relevant fund.
     The redemption proceeds or the portion determined by you will then be reinvested at the net asset value of the shares in the Pioneer Funds which is calculated immediately after receipt of your relevant redemption and your written request for reinvestment.
     Since the disposal and the subsequent reinstatement may have adverse effects on taxes, you are recommended in any case to consult your tax adviser.
     The Pioneer Funds reserve the right to cancel or change the reinstatement privileges at any time.

MAKING A FIRST PURCHASE OF SHARES
     If you intend to purchase shares in any Pioneer fund, you will have to properly execute and sign a purchase request, send it to your investment adviser who will forward it via Pioneer Global Investments Limited, German branch, in Hamburg or Banque MeesPierson BGL S.A., in Zurich, to the transfer agent of the Pioneer Funds. In addition, you will have to make the payment for your investment by transferring the amount to one of the paying agent accounts (or by choosing one of the other options for payment described below).
     The recommended minimum investment amount of a first investment is DEM/SFR 5,000 / ATS 35,000 / EUR 2,500.
     Provided that a duly executed subscription form has been received by Pioneer Global Investments Limited, German branch, acting as delegate of the transfer agent, immediately after receipt of the investment amount at the transfer agent of the Pioneer Funds the purchased fund shares will be credited to the fund account opened for you. A statement of account will then be provided to you informing you of the number of purchased shares and the offering price. It is drawn to your attention that the Pioneer Funds may refuse to accept purchase requests in their absolute discretion.
     Share certificates will only be issued upon request and may be subject to an additional fee. Please use the transfer slips attached to the purchase requests.

MAKING ADDITIONAL PURCHASES OF SHARES
     If you already dispose of a fund account and intend to make a further investment, it will generally not be necessary to submit a further purchase request. By indicating the number of your existing fund account you may simply transfer the investment amount to the paying agent in your country. When assigning the investment amounts Pioneer will only consider the number of fund account you stated.
     Please take into consideration that every purchase of fund shares will be effected on the basis of the prospectus valid for the relevant fund and for which you should ask before making your investment.

ACCOUNTING
     The shareholder account may be opened in the form of an individual account or a joint account. When opening a joint account, please elect on the purchase request whether you wish to grant each other single power of disposal or whether you wish to give instructions only jointly. If you do not make a choice in the purchase request, only joint instructions will be accepted by the fund.

JOINT ACCOUNT WITH JOINT POWER OF DISPOSAL
     In the case of a joint account with joint power of disposal, instructions may be given only with the signature of both account holders. For practical purposes, telephone instructions with respect to accounts that require joint instructions are not accepted.

JOINT ACCOUNT WITH SINGLE RIGHT OF DISPOSAL
     In the case of a joint account with single right of disposal, one shareholder alone may give without the signature and approval of the other shareholder any instructions including the closing out of the account - even to his/her sole favor. The fund has no obligation to inform the other account holder prior to the implementation of such instructions. Investors should therefore be aware of the risks involved with the single power of disposal. Please note that the single right of disposal may only be revoked by a joint written instruction.
     By granting each other single power of disposal, you also agree to transfer the account by way of gift to the surviving shareholder in the case of death. However, the surviving shareholder has no right to the transfer if the fund refuses the transfer because the heir(s) revoke(s) the instruction passed by the deceased shareholder. For this reason you should take relevant precautions in your testament.

CASE OF DEATH
     In order to clarify execution authority in cases of death, the fund may request the certificate of inheritance, letters testamentary or other necessary documents. The fund may - but has no obligation to - waive the submission of a certificate of inheritance and letters testamentary if he receives an original or witnessed copy of the testamentary disposition (testament, contract of inheritance) together with the associated minutes of opening. The fund may regard as authorized the person designated therein as the heir or executor, permit him to dispose, and in particular may make payments to him with discharging effect. This does not apply if it is known to the fund that the person named therein is not authorized for disposition, or if the fund has not become aware of this because of gross negligence.

CLOSING OUT OF SMALL FUND ACCOUNTS
     If you hold shares in a fund account with a value of less than USD 500 due to redemptions or exchanges of shares, the Pioneer fund concerned may repurchase the shares still held in this account at the net asset value, and close out the account if you fail to increase the value to at least USD500 within 6 months after having been informed of the intended closing out of the account.

DUTY TO COOPERATE ON THE PART OF THE SHAREHOLDER
     To facilitate the orderly maintenance of the shareholder's account, it is necessary that the shareholder immediately reports any change in his name or address, as well as any other changes involving the fund account to Pioneer Global Investments Limited, German branch or - in Switzerland - to Banque MeesPierson BGL S.A., Zurich branch. Applications of any kind shall unambiguously reveal their intentions. Unclear formulated applications may result in wrong entries or additional inquiries, which may lead to delays the applicant is responsible for.
     Each shareholder shall examine without undue delay the accuracy and completeness of the account extracts, any notification regarding the execution of applications, and information on expected payments and shall thereupon immediately raise objections, if any. This also applies to the failure to confirm the handling of transactions ordered by the shareholder.

REDEMPTION OF SHARES
     Under usual circumstances, as shareholder you have the right to redeem your shares at the net asset value at any time and without being subject to a CDSC.
     German, Austrian and Swiss investors, holding their shares via Pioneer investment accounts, should send their requests for redemption to the shareholder servicing agent for German-speaking countries Pioneer Global
Investments Limited, German branch, or, in the case of Swiss investors, to Banque Generale du Luxembourg (Suisse) S.A., in Zurich who will forward them to the transfer agent. Requests for redemption may also be sent directly to Pioneer Investment Management Shareholder Services, Inc. ("PIMSS"). Please note, that redemption requests in writing must be in "good order". If you hold certificates, these must be submitted "in good order" as well.
     Shareholders who have their shares managed by a bank or another duly authorized institution must handle the redemption through such bank/institution.
     "In good order" means that the request for redemption and/or the certificates must be signed and endorsed by the registered owner(s) exactly as the shares are registered and that the signature(s) must be confirmed by a bank. In addition, in some cases (involving fiduciary or corporate transactions), being in "good order" may require the furnishing of additional documents.
     Signature confirmations may be waived for redemption requests of USD 100,000 or less, provided that the registered holder executes the redemption request, the payment is directed to the registered shareholder at the registered address or account and the address was not changed in the prior 30 days. Normally, payment will be made within seven days after receipt of these documents. The Pioneer Funds reserve the right to withhold payment until checks received as payment for shares purchased have cleared, which could take up to about 15 days from the purchase date. This reservation does not apply to distribution in Switzerland.
     As a rule, the Pioneer Funds' practice will be to redeem shares at the net asset value per share of the respective Pioneer fund next calculated after receipt of the proper redemption request by Pioneer Investment Management Shareholder Services, Inc. If the redemption request is received by Pioneer Global Investments Limited, German branch prior to 5:00 p.m. Central European time on a bank business day in Hamburg or on a bank business day in Zurich by Banque MeesPierson BGL S.A., Zurich branch, it will be calculated at the net asset value determined on this day (provided this day is not a public holiday in the U.S.).
     Payment of the redemption proceeds is normally made by bank transfer to the bank account of the shareholder or by posting a check denominated in USD to the shareholder. The instructions for the bank transfer will be given or, as the case may be, the check will be posted within 7 days from the day PIMSS - or in Switzerland Banque MeesPierson BGL S.A., Zurich branch - has received the respective redemption request (if applicable together with the certificate) in good order.
     With respect to the payment via bank-transfer it should be noted that because of differences in the duration of the processing of bank-transfers the redemption proceeds may be credited to your bank-account after the 7 day period has expired and that the necessary conversion from USD to DEM, ATS, SFR or EUR may result in exchange losses.
     In the event that a shareholder requests payment by check, Pioneer is not liable for any losses resulting from either delays in postal delivery or delays due to the necessity to re-send a check that was lost in the course of mail. The net asset value per share received upon repurchase may be more or less than the price the investor paid for the shares, depending upon the market value of the assets of the relevant fund at the time of repurchase.

SUSPENDING THE REDEMPTION OF SHARES
     Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange is closed or trading on the Stock Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Pioneer Funds to fairly determine the value of the net assets of its portfolio; or the Securities and Exchange Commission, by order, so permits.

CONTINGENT DEFERRED SALES CHARGES
     Share purchases in the Funds of the equivalent of USD1,000,000 or more are currently not subject to a sales charge. However, such purchases may be subject to a contingent deferred sales charge in the event of a share redemption within 12 months following the share purchase. This contingent deferred sales charge amounts to 1% of the value of the shares redeemed (exclusive of reinvested dividend and capital gains distributions) or the offering price of such shares at the time of purchase, depending on which amount is lower. Shares subject to contingent deferred sales charges which are exchanged into another Pioneer fund will continue to be subject to contingent deferred sales charges until the original 12-month period expires.

SYSTEMATIC WITHDRAWAL PLANS
     The systematic withdrawal plan is designed to provide a convenient method of receiving payments fixed in advance at regular intervals from selling fund shares
     When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a monthly, quarterly, semi-annually or annually basis in the equivalent designated by you when establishing the systematic withdrawal plan and will either send the proceeds by USD check to you, or any person designated by you or deposit them into a bank account designated by you in DEM, ATS, SFR or EUR.
     In order to establish the systematic withdrawal plan with periodic payments of at least USD 50, you need to dispose of or open a fund account having a total value of not less than USD 10,000. In addition, as far as the fund account is concerned you have to make sure that dividends and capital gains distributions will be reinvested.
     Designation  of  another  person to receive  checks or any  changes in your address after your account is opened requires an acceptable signature confirmation of this action.
     Systematic withdrawal plan payments are made on the 18th of each month. To the extent that sales within the limits of the systematic withdrawal plan exceed dividend and capital gains distributions of shares, such periodic payments will reduce the number initially deposited in the fund account. If you purchase shares while maintaining a withdrawal plan, you consequently will have to pay unnecessary sales charges, if applicable.
     The systematic withdrawal plan may be terminated at any time (1) by written notice to the shareholders servicing agent or PIMSS or from PIMSS to the shareholder; (2) upon receipt by the shareholders servicing agent or PIMSS of appropriate evidence of the shareholder's death; or (3) when all shares under the plan have been sold.

EXCHANGE PRIVILEGE
     You may exchange your shares in a Pioneer fund at net asset value without a sales charge, for shares of another Pioneer fund, provided you have acquired your shares directly and paid the applicable sales charge. Exchange requests must be made in writing.
     In the event that the exchange results in an initial investment in another Pioneer Fund or sub-fund, the requirements for opening a new account (minimum investment amount, information/ documentation) must be observed and, if applicable, a respective subscription form has to be completed in order to open such investment account. Exchanges must be at least USD1,000. However, exchanges with a value of USD 25,000 or more are restricted to four transactions in each calendar year.
     This exchange limitation is intended to discourage short-term trading in fund shares, as short-term trading can increase the expenses incurred by the fund and make portfolio management less effective.
     In determining whether the exchange limit has been reached, Pioneer may aggregate a series of exchanges (each valued less than USD 25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.
     The exchange limitation does not apply to automatic exchange transactions described below, to accounts that have a written exchange agreement with the distributor and in some cases to transactions made through an omnibus account for fund shares.
     If an exchange request is received by Pioneer Investment Management Shareholder Services, Inc. on a bank business day in the U.S. prior to 4:00 p.m. Boston time, the exchange usually will occur on that day. This requires that the written exchange request is received by Pioneer Global Investments Limited, German branch, Hamburg, in "good order" prior to 5:00 p.m. Central European time on a bank business day in Germany or on a bank business day in Zurich by Banque MeesPierson BGL S.A., Zurich branch. If the exchange request is received after 4:00 p.m. Boston time or 5:00 p.m. Central European time respectively, the exchange will usually occur on the following business day.
     You should consider the different investment objectives and policies of the Pioneer Funds, as described in this prospectus, before making any exchange. For tax purposes, an exchange represents a sale of the shares exchanged and a purchase of shares in another fund. Therefore, an exchange could result in a taxable capital gain on the shares sold if purchase and sale of the shares lie between the speculative period applicable to your country.
     The Funds reserve the right to refuse any exchange request or restrict, at any time without notice, the number and/or the frequency of exchanges to prevent abuse of the exchange privilege. Abuses include frequent trading in response to short-term market fluctuations and a pattern of trading that appears to be the attempt to "time the market". In addition, the Funds reserve the right, at any time without notice, to charge a fee for exchanges or to modify limit or suspend the exchange privilege. The Funds will provide 60 days' notice of material amendments to or termination of the privilege.

AUTOMATIC EXCHANGE:
     You may automatically exchange shares from one fund account to another fund account on a regular schedule, either monthly or quarterly. The accounts must have identical registrations and the originating account must have a minimum balance of USD5,000. The exchange will occur on the 18th day of each month.

DISTRIBUTION OPTIONS
     Unless you indicate another option on your account application, dividend and capital gain distributions, if any, will be automatically invested in additional shares of the relevant Pioneer fund at the applicable net asset value per share.
     There are two further options as well: (a) dividend distributions paid to you in cash and capital gain distributions reinvested in additional shares and
(b) all dividends and distributions paid to you in cash. However, these two options are not available to retirement plans or fund accounts with a value of less than USD 500. For changing your distribution options you will have to send a written application to the shareholder servicing agent.
     Provided that a check issued for dividends or capital gains is not cashed within 6 month, the transfer agent has the right to use the amount represented by the check to purchase additional shares for the respective account at the net asset value then applicable and to reinvest further distributions until otherwise instructed by the respective shareholder in writing

INVESTMENT OF DIVIDENDS IN ANOTHER FUND
     You may elect (in writing) to have the dividends paid by one Pioneer fund account invested in another Pioneer fund account. The value of this second account must be at least USD1,000 (USD500 for Pioneer Fund or Pioneer Value
Fund). Invested dividends may be in any amount, and there are no fees or charges for this service.

FAX REQUESTS
     Requests for the redemption and exchange of shares may be transmitted by fax to Pioneer Global Investments Limited, German branch, subject to the following conditions.
     In the case of a request transmitted by fax, the redemption or exchange price will be determined based on the date the faxed request was received by the transfer agent prior to 4:00 p.m. Boston time on a bank business day in the U.S. This requires receipt of the purchase request by Pioneer Global Investments Limited, German branch prior to 5:00 p.m. Central European time and that the relevant day is a bank business day in Germany.
     If shares have been issued in the form of certificates, the redemption proceeds will not be paid out until the transfer agent has also received the certificates for the shares to be redeemed.
     A maximum of USD100,000 may be redeemed and a maximum of USD 500,000 may be exchanged by fax. Redemption proceeds may be received by check sent to the address or by bank transfer to the bank account indicated in your subscription form or duly changed at a later date, the last alteration not having been made less than 30 days prior to the faxed request.
     The Pioneer Funds are not liable for forged faxes and may execute fax requests for the risk of the shareholder unless they did not become aware of the incorrect nature of the fax, intentionally or through gross negligence.

TELEPHONE REQUESTS
     Requests for the exchange of shares of other Pioneer investment funds which are authorized for public distribution in Germany and Austria as well as requests for the sale of participating shares will also be accepted by phone by Pioneer Global Investments Ltd. on behalf of PIMSS, whereby exchange requests will only be executed if the account registration of the previous investment fund corresponds to that of the new investment fund and the value of the exchange does not exceed USD 500,000. Requests received by phone will only be executed if the sales proceeds do not exceed USD 100,000 (or the equivalent in DEM/ATS/EUR) and are paid either into the account indicated in the sales request or by check sent to the address indicated in the sales request. The Pioneer investment funds and PGIL are not liable for the authenticity of orders so passed and may accept them with debt-discharging effect unless they are aware or they are not aware as a result of gross negligence that the principal has no power of disposal. With regard to joint accounts with joint power of disposal and accounts for minors this option is not available.

PAYING AGENTS
     In order to facilitate payment transactions between the investors and the transfer agent of the Pioneer Funds paying agent accounts were established at banks in the Federal Republic of Germany and the Republic of Austria.
     Investors may deposit payments in their home currency into these paying agent accounts; the paying agents will convert them into U.S. dollar for usual banking charges and then transmit them to the accounts of the relevant Pioneer fund with their custodian.
     When making your first purchase of shares, please consider that a duly completed purchase order must have been received by the transfer agent or its delegates in order to assign the amount of your investment. Monies held in the paying agent account for lack of assignment bear no interest. The transfer agent or its delegates reserve the right to return monies to the sender if no relevant purchase request is received within three weeks on receipt of payment.
     In order to avoid amounts posted to the wrong account you should absolutely make use of the transfer slips attached to the purchase order and as far as additional payments are concerned you should state the relevant number of the fund account designated for the purchase of additional shares.
     When assigning the amounts invested, the transfer agent and its delegates may exclusively go along with the number of the purchase order form or the number of the fund account indicated under reason for transfer.
     The payment of sales proceeds will also be transacted via the paying agents on the same terms unless the shareholder requests to receive payment by USD check.

GERMANY                                AUSTRIA                              SWITZERLAND
Vereins- und Westbank AG               Bank Austria                         Banque  MeesPierson BGL S.A., Zurich
Alter Wall 22                          Aktiengesellschaft                   branch
D- 20457 Hamburg                       Am Hof 2                             Rennweg 57
                                       A-1011 Vienna and                    CH-8023 Zurich
                                       Vordere Zollamtsstr. 13
                                       A-1030 Vienna

     In Germany, investors may request payment of redemption proceeds, dividends and other payments from the Pioneer Funds in EUR or DEM through the paying agent.
     In Austria, investors may request payment of redemption proceeds, dividends and other payments from the Pioneer Funds in EUR or ATS through the paying agent. Within the context of payment transactions usual banking charges will be deducted from the amount invested or the redemption proceeds respectively. The shareholders incur the exchange risk.

STOCKBROKERS
     The main distributor of the Pioneer Funds engaged Pioneer Fonds Marketing GmbH, Munich, to conclude in the Federal Republic of Germany, the Republic of Austria and Switzerland (here together with the representative) contracts with banks and financial services companies ("distribution agents") concerning the brokerage of shares in the Pioneer Funds in the respective countries.
     THESE DISTRIBUTION AGENTS OPERATE UNDER THEIR OWN NAME AND FOR THEIR OWN ACCOUNT. THEY PROVIDE INVESTORS WITH INDEPENDENT SERVICES (FOR EXAMPLE IN THE FORM OF INVESTMENT ADVICE) AND DO NOT ASSIST THE PIONEER FUNDS, THE MANAGER OR ANY OTHER MEMBER OF THE PIONEER GROUP. THE PIONEER GROUP DOES NOT ASSUME LIABILITY NEITHER WITHIN THE BOUNDS OF THE GERMAN BANKING ACT NOR IN ANY OTHER CONTEXT. WHENEVER INVESTORS ARE REFERRED TO DISTRIBUTION AGENTS THIS IS DONE BECAUSE OF THE PURCHASE OF SHARES IN THE PIONEER FUNDS AND NOT BECAUSE OF OTHER FINANCIAL PRODUCTS OFFERED BY THE DISTRIBUTION AGENTS AND WHICH ARE GENERALLY NOT EXAMINED BY THE PIONEER GROUP.
     IN ADDITION, DISTRIBUTION AGENTS, WHO ARE NOT ACTING AS PAYING AGENTS AT THE SAME TIME, ARE NOT AUTHORIZED TO ACCEPT PAYMENTS FOR FUND SHARES IN THE NAME OF THE PIONEER FUND, THE MANAGER OR ANY OTHER MEMBER OF THE PIONEER GROUP.
     The Pioneer Funds strongly advise against debt-financed purchases of shares since the investment risk will be much greater because of external financing. The Pioneer Funds offer their shares to the public but - except some fund-related life insurances - they do not offer any financial products combined with the fund shares. If distribution agents offer such "combination products", the Pioneer Funds, the Pioneer group and their affiliates will not assume any liability for these products.
     With respect to the different cost pattern and taxation when investing directly in funds and the investment in fund-related life insurances or products of funds of funds, the investors are strongly advised to consult their tax or financial adviser in order to determine the most convenient investment form.

THE MANAGEMENT OF THE PIONEER FUNDS

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS OF THE PIONEER FUNDS
     The trustees of the Pioneer Funds have overall responsibility for the management and supervision of the Pioneer Funds. They are assisted by the executive officers of the Pioneer Funds. Each Pioneer fund has its own Board of Trustees. However, the Board of Trustees is made up of the same persons.
     The trustees and executive officers are listed below, together with their principal occupations during the past five years. An asterisk behind their name indicates those trustees who are "interested persons" within the meaning of the Investment Company Act of 1940:

TRUSTEES

JOHN F. COGAN, JR.*,
CHAIRMAN OF THE BOARD AND PRESIDENT
DATE OF BIRTH: JUNE 1926
     Director and Vice Chairman of Pioneer Global Asset Management S.p.A. ("PGAM"); Non-Executive Chairman and a Director of Pioneer Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of Pioneer and Pioneer Global Funds Distributor, Ltd.; President and Director of Pioneer International Corp. ("PIntl"); Member of the Supervisory Board of Pioneer First Polish Investment Fund Joint Stock Company ("Pioneer First Polish"), Pioneer Czech Investment Company, a.s. ("Pioneer Czech") and Pioneer Universal Pension Fund Company; Chairman, President and Trustee of all of the Pioneer mutual funds; Director of Pioneer America Fund Plc, Pioneer Global Equity Fund Plc, Pioneer Global Bond Fund Plc, Pioneer Euro Reserve Fund Plc, Pioneer European Equity Fund Plc, Pioneer Emerging Europe Fund Plc, Pioneer Greater Asia Fund Plc, Pioneer U.S. Growth Fund Plc, Pioneer U.S. High Yield Fund Plc and Pioneer US Real Estate Fund Plc, (collectively, the "Irish Funds"); and Of Counsel, Hale and Dorr LLP (counsel to PIM-USA and the fund).
60 STATE STREET
BOSTON, MASSACHUSETTS.

MARY K. BUSH,
DATE OF BIRTH: APRIL 1948
     President, Bush & Co. (international financial advisory firm); Director and/or Trustee of Mortgage Guaranty Insurance Corporation, Hoover Institution, March of Dimes, Texaco, Inc., R.J. Reynolds Tobacco Holdings, Inc. and Brady Corporation (manufacturer of special industrial material); Advisory Board Member of a U.S. American investment fund and Trustee of all of the Pioneer mutual funds.
4201 CATHEDRAL AVENUE, NW
WASHINGTON, DC 20016

RICHARD H. EGDAHL, M.D.,
DATE OF BIRTH: DECEMBER 1926
     Alexander Graham Bell Professor of Health Care Entrepreneurship, Boston University; Professor of Management, Boston University School of Management; Professor of Public Health, Boston University School of Public Health; Professor of Surgery, Boston University School of Medicine; University Professor, Boston University; Director, Boston University Health Policy Institutes and Boston University Program for Health Care Entrepreneurship; Trustee, Boston Medical Center and Trustee of. all of the Pioneer mutual funds.
BOSTON UNIVERSITY HEALTHCARE ENTREPRENEURSHIP PROGRAM
53 BAY STATE ROAD
BOSTON, MASSACHUSETTS 02115

MARGARET G. W. GRAHAM,
DATE OF BIRTH: MAY 1947
     Founder director of the Winthrop Group, Inc. (a consulting company), Professor of Management and of the faculty of business administration of McGill University; and Trustee of all of the Pioneer mutual funds.
1001 SHERBROOKE STREET WEST,
MONTREAL, QUEBEC, CANADA

MARGUERITE A. PIRET,
DATE OF BIRTH: MAY 1948
     President, Newbury, Piret & Company, Inc. (merchant banking firm); Trustee of Boston Medical Center; Member of the Board of Governors of the Investment Company Institute; Director, Organogenesis Inc.; and Trustee of all of the Pioneer mutual funds.
ONE BOSTON PLACE, 26TH FLOOR
BOSTON, MASSACHUSETTS 02108

STEPHEN K. WEST,
DATE OF BIRTH: SEPTEMBER 1928
     Partner of Sullivan & Cromwell (law office); Director of other US-investment funds, AMVESCAP PLC (investment managers, since 1997) and First ING Life Insurance Company of New York (since 1995); Trustee of other U.S. funds and Trustee of all of the Pioneer mutual funds.
125 BROAD STREET
NEW YORK, NEW YORK 10014

JOHN WINTHROP,
DATE OF BIRTH: JUNE 1936
     President, John Winthrop & Co., Inc. (a private investment firm) and Director of NUI Corp., Trustee of all of the Pioneer mutual funds.
ONE NORTH ADGERS WHARF
CHARLESTON, SC 29401

EXECUTIVE OFFICERS OF THE PIONEER FUNDS

JOSEPH P. BARRI, SECRETARY
DATE OF BIRTH: AUGUST 1946
     Until October 2000 Corporate Secretary of PIM-USA and most of its subsidiaries; Secretary of all of the Pioneer mutual funds; and Partner, Hale and Dorr LLP.

VINCENT NAVE, TREASURER
DATE OF BIRTH: JUNE 1945
     Vice President-Fund Accounting and Custody Services of PIM-USA (Manager from September 1996 to February 1999); and Treasurer of all of the Pioneer mutual funds (Assistant Treasurer from June 1999 to November 2000).

LUIS I PRESUTTI, ASSISTANT TREASURER
DATE OF BIRTH: APRIL 1965
     Deputy Vice President of Fund Accounting, Administration and Custody Services of Pioneer (Manager of Fund Accounting of 1994 to 1999) and Assistant Treasurer of all of the Pioneer mutual funds since November 2000.

JOHN F. DALY III, ASSISTANT TREASURER
DATE OF BIRTH: AUGUST 1965
     Manager of Global Custody and Settlement Division of PIM-USA and Assistant Treasurer of all of the Pioneer mutual funds since November 2000.

DOROTHY E. BOURASSA, ASSISTANT SECRETARY
DATE OF BIRTH: JANUARY 1948
     Secretary of PIM-USA, Senior Vice President-Legal of PIM-USA and Secretary/Clerk of most of its subsidiaries since October 2000; Assistent Secretary of all of the Pioneer mutual funds since November 2000; General Counsel, Deputy Vice President and Manager of Compliance of PIM-USA from April 1998 to October 2000; Vice President and Deputy General Counsel of First Union Corporation from December 1996 to March 1998 and Vice President and General Counsel of Keystone Investments, Inc. from March 1986 to November 1996.

     The business address of all executive officers is: 60 State Street, Boston, Massachusetts 02109.
     The majority of the outstanding capital stock of PFD, Pioneer and PIMSS is indirectly owned by UniCredito Italiano S.p.S. ("UniCredito Italiano"), one of the largest banking groups in Italy. As it can be seen from the information above, some trustees or officers of the Pioneer funds are at the same time directors and/or officers of certain subsidiaries of UniCredito.

     The fund pays no salaries or compensation to any of its officers.
     Effective of October 3, 2000 the Pioneer funds compensate their Trustees as follows:
o fund with assets greater than USD 250 million pay each Trustee who is not affiliated with PIM-USA, Pioneer, PFD, PIMSS or UniCredito Italiano (i.e. independent trustees) an annual base fee calculated on the basis of the fund's net assets.
o each fund with assets less than USD 250 million pays each independent Trustee an annual fee of USD 1.000. o each fund, regardless of its assets, pays each Trustee affiliated with Pioneer an annual fee of USD 500 (Pioneer reimburses the fund for these fees).
o each fund with assets greater than USD 250 million pays each independent Trustee who serves on each board committee an annual committee fee based the fund's net assets (with additional compensation for chairpersons of such committees).
     Prior to October 3, 2000, the Pioneer funds compensated each independent Trustee with a base fee, a variable fee calculated on the basis of average net assets of the fund, per meeting fees, and annual committee participation fees for each committee member or chairperson that were based on percentages of his or her aggregate annual fee. See the fee table in Appendix A.
     During the business year of 2000 the Pioneer Funds paid the following trustee fees:

FUNDS                                              TOTAL FEE                      BUSINESS YEAR AS OF
Pioneer Fund                                      USD 18,459                          12/31/2000
Pioneer Value Fund                                USD 70,842                           9/30/2000
Pioneer Mid-Cap Value Fund                        USD 24,066                          10/31/2000
Pioneer International Value Fund                  USD 19,253                          11/30/2000

THE MANAGER
     Pioneer Investment Management, Inc.
     60 State Street
     Boston, Massachusetts 02109
     USA
     is a wholly owned subsidiary of UniCredito Italiano and manages the Pioneer Funds under the terms of existing contracts, subject only to the authority of the Boards of Trustees. The share capital of Pioneer Investment Management, Inc. ("Pioneer"), a public limited company, amounted to USD 1.244 billion as of December 31, 2000 and is majority owned by UniCredito Italiano.
     In addition to the Pioneer Funds, Pioneer also manages other investment funds whose shares are not offered in the Federal Republic of Germany, the Republic of Austria and Switzerland and it also serves as investment adviser for certain institutional and other clients.
     In its function as manager Pioneer supplies the Pioneer Funds with investment research, advice, and an investment plan corresponding to the investment objectives and strategies of each Pioneer fund, subject to the supervision of the Boards of Trustees. Pioneer decides on the purchase and sale of securities for the Pioneer Funds, looks after the implementation of relevant instructions, selects the securities dealers implementing these instructions, is responsible for accounting with regard to the investment transactions of the Pioneer Funds and reports to the trustees on the investments of the Pioneer Funds and their performance.

RESPONSIBLE PORTFOLIO MANAGERS
     Various portfolio managers who are employed by Pioneer and who are presented below are responsible for the day-to-day management of the portfolio of the Pioneer Funds. The responsible portfolio managers and their teams operate under the supervision of Theresa A. Hamacher. Mrs. Hamacher is Chief Investment Officer of Pioneer and has been an investment professional since 1984 and joined Pioneer in 1997.

PIONEER FUND
     John A. Carey has been responsible for the day-to-day management of the portfolio of the Pioneer Fund since 1986. Mr. Carey and the research team may draw upon the research and investment management expertise of Pioneer's subsidiary, Pioneer Investment Management Limited.
     Mr. Carey is a Senior Vice President of Pioneer. He joined Pioneer as an analyst and has been an investment professional since 1979.
     Mr. Carey is supported by a team of portfolio managers and analysts who specialize in U.S. equity securities. This team provides research for the Pioneer fund and other Pioneer Funds with similar investment strategies.

PIONEER VALUE FUND
     Day-to-day management of the portfolio of Pioneer Value Fund is the responsibility of Richard E. Dahlberg. Mr. Dahlberg and the research team may draw upon the research and investment management expertise of Pioneer's subsidiary, Pioneer Investment Management Limited.
     Mr. Dahlberg is a Managing Director of Pioneer. He joined Pioneer in 1998 and has been an investment professional since 1960. Prior to joining Pioneer, Mr. Dahlberg was Managing Director and Head of U.S. equity investments for Salomon Brothers Asset Management from 1995 to 1998.
     Mr. Dahlberg is supported by a team of portfolio managers and analysts who specialize in U.S. equity securities. This team provides research for Pioneer Value Fund and other Pioneer Funds with similar investment strategies.

PIONEER MID-CAP VALUE FUND - FUND INVESTING IN MID-SIZED AND OTHER US COMPANIES
     Day-to-day management of the portfolio of the Pioneer Mid-Cap Value Fund - Fund investing in mid-sized and other US companies is the responsibility of J. Rodman Wright. Mr. Wright and the research team may draw upon the research and investment management expertise of Pioneer's subsidiary, Pioneer Investment Management Limited.
     Mr. Wright is a Vice President of Pioneer. He joined Pioneer in 1994 as an analyst, was the fund's assistant portfolio manager from 1996 until 1997 and has been an investment professional since 1988.
     Mr. Wright is supported by a team of portfolio managers and analysts who specialize in U.S. equity securities. This team provides research for the Pioneer Mid-Cap Value Fund - Fund investing in mid-sized and other US companies and other Pioneer Funds with similar investment strategies.

PIONEER INTERNATIONAL VALUE FUND
     Day-to-day management of the portfolio of the Pioneer International Value Fund has been the responsibility of Pavlos Alexandrakis. Mr. Alexandrakis and the research team may draw upon the research and investment management expertise of Pioneer's subsidiary, Pioneer Investment Management Limited.
     Mr. Alexandrakis is Senior Vice President of Pioneer. He joined Pioneer in 1998 and has been an investment professional since 1984. Prior to joining Pioneer, Mr. Alexandrakis was a portfolio manager at Salomon Smith Barney from 1995 to 1998.
     Mr. Alexandrakis is supported by a team of portfolio managers and analysts who concentrate on non U.S.-American equity securities. This team provides research for the Pioneer International Value Fund and other Pioneer Funds with similar investment strategies.

MANAGEMENT FEE
     The Pioneer Funds pay Pioneer the following fees which are expressed as percentage per annum relative to the average daily net assets of the Pioneer fund concerned:

PIONEER FUND
BASE FEE:
     0.60% of the total net assets of the fund
FEE ADJUSTMENT:
     The base value may increase or decrease by a maximum of 0.10% depending on the performance of the fund relative to one index (see following explanations)

PIONEER VALUE FUND
BASE FEE:
     0.60% of the total net assets of the fund
FEE ADJUSTMENT:
     The base value may increase or decrease by a maximum of 0.10% depending on the performance of the fund relative to one index (see following explanations)

PIONEER MID-CAP VALUE FUND - FUND INVESTING IN MID-SIZED AND OTHER US COMPANIES BASE FEE:
     0.70% up to USD 500m
     0.65% of the next USD 500m
     0.625% over USD 1 billion
FEE ADJUSTMENT:
     The base fee may increase or decrease by a maximum of 0.10% depending on the performance of the fund relative to one index (see following explanations)

PIONEER  INTERNATIONAL VALUE FUND 1% up to USD 300m 0.85% of the next USD 200m
     0.75% over USD 500m

     Normally management fees are calculated daily and paid monthly. Taking these fees Pioneer covers any management costs.

CALCULATION OF THE PERFORMANCE FEE ADJUSTMENTS
PIONEER FUND AND PIONEER VALUE FUND:
     The base fee may be adjusted to a higher or lower rate depending on whether the relative fund in comparison with an index achieved a better or worse investment performance during the performance period. For this purpose the trustees have designated the Lipper Growth and Income Funds Index ("Index") for both funds. The Index represents the arithmetic average performance (i.e. equally weighted performance) of the 30 largest funds with a growth and income objective.
     The performance period consists of the current month and the prior 35 months ("performance period"). Each percentage point of difference (up to a maximum of +10) is multiplied by a performance adjustment rate of 0.01%. Thus, the maximum performance adjustment rate is 0.10% p.a. This performance comparison is made at the end of each month. An appropriate percentage of this rate (based upon the number of days in the current month) is then multiplied by the respective Fund's average net assets for the entire performance period, giving a dollar amount that will be added to (or subtracted from) the base fee.
     The performance of the respective Fund is calculated on the basis of its net asset value per share. For the purposes of calculating the performance fee adjustment, any dividends or capital gains distributions paid by the respective Fund are treated as if re-invested in Fund shares at the net asset value per share as of the record date for distribution. The record for the Index is based on changes in value and is adjusted for any cash distributions from the companies whose securities comprise the Index.
     Because the adjustment to the base fee is based on the comparative performance of the respective Fund and the record of the Index, the decisive factor is not whether the performance of the respective Fund is up or down, but whether it is up or down more or less than the record of the Index. Moreover, the comparable investment performance of the respective Fund is based solely on the relevant performance period without taking into account the total performance over a longer or shorter period of time.
     From time to time the trustees may determine that another securities index is a more appropriate benchmark than the present Index for the purposes of evaluating the performance of the respective Fund. In such event, a successor index may be substituted for the Index. However, the calculation of the performance adjustment for any portion of the performance period prior to the adoption of the successor index would still be based upon the performance of the respective fund compared to the Index.
     The base fee is calculated daily, the performance fee adjustment is calculated once per month and the total management fee is normally paid monthly.

PIONEER MID-CAP VALUE FUND - FUND INVESTING IN MID-SIZED AND OTHER US COMPANIES
     The base fee may be adjusted to a higher or lower rate depending on whether the fund in comparison with an index achieved a better or worse investment performance during the performance period. For this purpose the trustees have designated the Lipper Growth and Income Funds Index ("Index"). The Index represents the arithmetic average performance (i.e. equally weighted performance) of the 30 largest funds with a growth and income objective.
     The performance period consists of the current month and the prior 35 months ("performance period"). Each percentage point of difference (up to a maximum of +10) is multiplied by a performance adjustment rate of 0.01%. Thus, the maximum performance adjustment rate is 0.10% p.a. This performance comparison is made at the end of each month. An appropriate percentage of this rate (based upon the number of days in the current month) is then multiplied by the Fund's average net assets for the entire performance period, giving a dollar amount that will be added to (or subtracted from) the base fee.
     The performance of the fund is calculated on the basis of its net asset value per share. For the purposes of calculating the performance fee adjustment, any dividends or capital gains distributions paid by the fund are treated as if re-invested in fund shares at the net asset value per share as of the record date for distribution. The record for the Index is based on changes in value and is adjusted for any cash distributions from the companies whose securities comprise the Index.
     Because the adjustment to the base fee is based on the comparative performance of the fund and the record of the Index, the decisive factor is not whether fund performance is up or down, but whether it is up or down more or less than the record of the Index. Moreover, the comparable investment performance of the fund is based solely on the relevant performance period without taking into account the total performance over a longer or shorter period of time.
     From time to time the trustees may determine that another securities index is a more appropriate benchmark than the present Index for the purposes of evaluating the performance of the fund. In such event, a successor index may be substituted for the Index. However, the calculation of the performance adjustment for any portion of the performance period prior to the adoption of the successor index would still be based upon the performance of the respective fund compared to the Index.
     The base fee is calculated daily, the performance fee adjustment is calculated once per month and the total management fee is normally paid monthly.

MAIN DISTRIBUTOR
     Pioneer Funds Distributor, Inc.
     60 State Street
     Boston, Massachusetts 01209, USA
     is a public limited company and an indirect, wholly-owned subsidiary of Pioneer Investment Management USA, Inc. and serves as main distributor of the Pioneer Funds. Pioneer Funds Distributor, Inc. concludes sales contracts with various financial services companies in Europe which empower these to offer publicly shares in Pioneer Funds in those countries where this is legally possible.
     The share capital of Pioneer Funds Distributor, Inc was USD 33.962 million as of December 31, 2000.

TRANSFER AGENT
     Pioneer Investment Management Shareholder Services, Inc.
     60 State Street
     Boston, Massachusetts, 02109, USA
     is a joint stock company established according to the Law of the Commonwealth of Massachusetts. As of December 31, 2000 it held a share capital of USD 1 million.
     As transfer agent of the Pioneer Funds, Pioneer Investment Management Shareholder Services, Inc. processes the sales, redemptions and exchanges of fund shares, distributes dividends and capital gains, maintains the shareholders' fund accounts and also responds to the inquiries made by the shareholders.
     In addition to the reimbursement of its out-of-pocket expenses, it receives an annual fee of USD 25.25 per customer account from the Pioneer Funds.

CUSTODIAN
     Brown Brothers Harriman & Co.
     40 Water Street
     Boston, Massachusetts 02109,
     USA
     Brown Brothers Harriman & Co. is an U.S. American partnership holding a share capital as of December 31, 2000, of USD 255 million.
     The Pioneer Funds have appointed Brown Brothers Harriman & Co. as custodian for the safekeeping of their securities and other assets.
     The Pioneer Funds pay the custodian a fee equal to between 0.02% of the first USD 100 million of the net asset value and 0.002% of the net asset value over USD 3 billion for assets of the Pioneer Funds in the USA.
     For assets held outside the USA, the Pioneer Funds have to pay between 0.04% and 0.65% of the net asset value according to country categories.
     For U.S. American securities transactions, the Pioneer Funds have to pay between USD 3.50 and USD 20; for transactions in respect of other securities, fees become payable of between USD 30 and USD 250 according to country categories. In addition, the custodian is entitled to reimbursement of out-of-pocket expenses.
     Brown Brothers Harriman & Co.'s responsibilities include the management of securities, collecting income from these securities, maintaining bank accounts, managing liquid assets for the purchase and sale of securities and keeping account records of currency transactions.

INDEPENDENT PUBLIC ACCOUNTS
     Arthur Andersen LLP act as independent public accountants for the Pioneer Funds; they perform annual statutory audits, prepare tax returns and provide assistance in connection with checking documents to be submitted to the US supervisory board.

DISTRIBUTION SERVICE FEE
     Each of the Pioneer Funds has adopted a distribution plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940. Pursuant to this Plan certain distribution fees are paid to the main distributor.
     Pursuant to this Plan, each Pioneer fund reimburses Pioneer Funds Distributor, Inc. for its actual expenditures to finance any activity primarily intended to result in the sale of fund shares or to provide services to fund shareholders, provided the categories of expenses for which reimbursement is made are approved by the funds' Board of Trustees.
     As of the date of this prospectus, the Boards of Trustees of the individual Pioneer Funds have approved payment of a distribution service fee of a maximum of 0.25% p.a. of the average daily net assets of the fund concerned. The trustees review the appropriateness of the fee on a quarterly basis.
     No interested person of the fund, nor any Trustee of the fund who is not an interested person of the fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the fund and except to the extent certain officers may have an interest in PFD's ultimate parent, UniCredito Italiano.

COSTS FOR BUSINESS ACTIVITY OF THE PIONEER FUNDS

     Each Pioneer fund bears the following costs resulting from its business activity:
(a) charges and expenses for accounting as well as appraisal fee, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office rent, personnel compensation, training and performance incentive payments;
(b)  the charges and expenses of auditors;
(c) the charges and expenses of the custodian, the transfer agent, a shareholder servicing agency providing services to shareholders, the paying agents;
(d) issue and transfer taxes chargeable to the relative fund in connection with securities transactions;
(e) insurance premiums, dues and fees for membership in trade associations, taxes and all other fees payable to federal and state governments and its governmental agencies;
(f) fees and expenses involved in registering and maintaining registrations - of the shares in the Pioneer Funds with the Securities and Exchange Commission ("SEC")(Regulatory Agency) and in states, territories and foreign countries, including the preparation of prospectuses and statements of additional information for filing with the SEC;
(g) all expenses of shareholders' and trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and reports to shareholders and to governmental agencies;
(h) charges and expenses of legal counsel to the Pioneer Funds and their trustees;
(i) distribution service fees in accordance with Rule 12b-1 promulgated by the SEC pursuant to the Investment Company Act of 1940;
(j) compensation and expenses of those trustees who are not affiliated with Pioneer, the relative fund (other than as trustees), Pioneer Investment Management USA, Inc. or Pioneer Funds Distributor, Inc.;
(k)  the cost of preparing and printing share certificates;
(l)  interest on borrowed money, if any.

     In addition the Pioneer Funds pay all brokers' commissions in connection with securities transactions.

     The following table shows you the fees and expenses you as shareholder have to bear directly or indirectly if you invest in the relative Pioneer funds.

SHAREHOLDER EXPENSES
(Expenses will be retained from your amount invested or redemption proceeds)

                                 PIONEER FUND        PIONEER VALUE FUND   MID-CAP VALUE FUND -   INTERNATIONAL VALUE
                                                                            FUND INVESTING IN            FUND
                                                                           MID-SIZED AND OTHER
                                                                              US COMPANIES
Maximum sales charge when           5.75%                  5.75%                  5.75%                 5.75%
you buy shares (1)

Maximum deferred sales               None                   None                  None                   None
charge  (1)

(1) Purchases of USD 1,000,000 million or more are not subject to an initial sales charge. When redeeming fund shares a contingent deferred sales charge of 1% may be imposed. See "Redemption of Shares" in this prospectus.

OPERATING EXPENSES OF THE PIONEER FUNDS PAID DURING THE LAST BUSINESS YEAR FROM
THE ASSETS OF THE FUND (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                  PIONEER FUND             PIONEER        PIONEER MID-CAP VALUE         PIONEER
                                                         VALUE FUND       FUND - FUND INVESTING   INTERNATIONAL VALUE
                                                                             IN MID-SIZED AND            FUND
                                                                            OTHER US COMPANIES
Management fee (2) (3)               0.67%                  0.50%                 0.56%                  0.98%
Distribution and service fee         0.25%                  0.25%                 0.25%                  0.25%
Other expenses                       0.19%                  0.22%                 0.32%                  0.48%
Total annual operating
expenses                             1.11%                  0.97%                 1.13%                  1.71%

(2) Pioneer and Pioneer Value Fund pay a management fee which ranges from 0.5% to 0.7% of the average daily net assets based on the performance of the fund.
(3) Pioneer Mid-Cap Value Fund - Fund investing in mid-sized and other US companies pays a management fee which ranges from 0.525% to 0.80% of the average daily net assets based on the performance of the fund.

EXAMPLE:
         If your investment amounts to USD 10,000 and has an assumed annual return of 5% each year, you will have to pay the following fees and expenses, with or without redemption at the end of each period.

                                  PIONEER FUND             PIONEER        PIONEER MID-CAP VALUE         PIONEER
                                                         VALUE FUND       FUND - FUND INVESTING   INTERNATIONAL VALUE
                                                                             IN MID-SIZED AND            FUND
                                                                            OTHER US COMPANIES
1 year                              USD 682                USD 668               USD 684                USD 739
3 years                             USD 908                USD 866               USD 913               USD 1,083
5 years                            USD 1,151              USD 1,080             USD 1,161              USD 1,450
10 years                           USD 1,849              USD 1,696             USD 1,871              USD 2,478

     The above example assumes reinvestment of all dividends and distributions and the fact that the percentages outlined under "annual operating expenses" stay the same every year.
     The example is given for information purposes only and should not be regarded as binding statement on past or future expenses or income. The actual expenses and income of the fund fluctuate from year to year and may be higher or lower than shown in this table.

PUBLICATIONS

     The Pioneer Funds publish the issue and redemption prices daily in, among others, the following newspapers:

         FEDERAL REPUBLIC OF GERMANY
         Borsenzeitung
         Handelsblatt

         REPUBLIC OF AUSTRIA
         Kursblatt der Wiener Wertpapierborse
         Der Standard

         SWITZERLAND
         Neue Zuricher Zeitung

     Shareholders   are  advised   that  the   published   prices   under  usual
circumstances are those of the previous dealing day. They do not constitute an offer by the Pioneer Funds to redeem the shares at the published prices.

DIVIDENDS, DISTRIBUTIONS AND U.S. TAXATION

     Each of the Pioneer Funds intends to qualify each year as a "tax-privileged investment fund" under the prevailing version of Subchapter M of the Internal Revenue Code of 1986 ("the Act") so that it will not pay federal income taxes on income and capital gains distributed to shareholders.
     PIONEER FUND will distribute its short-term and long-term capital gains annually in November. Dividend income will be distributed quarterly during the months of March, June, September and December.
     PIONEER VALUE FUND will generally distribute its dividends twice a year in June and December; the distribution of short-term and long-term capital gains will take place in November.
     PIONEER INTERNATIONAL VALUE FUND and PIONEER MID-CAP VALUE FUND - FUND INVESTING IN MID-SIZED AND OTHER U.S. COMPANIES will distribute their short-term and long-term capital gains annually in the month of November. Dividend income will be distributed in the month of December.
     To maintain their status as tax-privileged investment fund, the Pioneer Funds reserve the right to make distributions at other times.
     Unless shareholders specify otherwise, all distributions will be automatically reinvested in additional full and fractional shares of the fund concerned without any sales charge.

     Please note that the following explanations only give a rough idea of complicated tax laws, only serving the purpose of giving you an overview.

U.S. FEDERAL BACKUP TAX:
     Capital gains and dividend distributions, the proceeds from redemptions of fund shares and other amountspaid to individuals and other non-exempt payees will be subject to a maximum federal backup tax of 31% if the Fund is not provided with the U.S. American taxpayer identification number of the shareholder or the so-called W-8BEN declaration stating that the shareholder is not subject to this backup tax. The first W-8BEN declaration should be completed in the respective section of the subscription form. The W-8BEN declaration has to be renewed every four years. If shareholders do not receive a new W-8BEN form from Pioneer prior to the end of this four year period, they should contact the shareholders servicing agent immediately. In any case, it is the sole responsibility of the shareholders to make all declarations in connection with the federal backup-tax accurately and in time.
     Shareholders should consult their own tax advisers regarding state, local and other applicable tax laws.

U.S. WITHHOLDING TAX:
     Pursuant to Article X of the version of August 21, 1991 of the agreement between the Federal Republic of Germany and the United States of America for the purpose of avoiding double taxation with regard to taxes imposed on income, the American state will impose a withholding tax in the amount of 15% on distributions of dividends, interest and short-term capital gains of the fund to individuals resident in the Federal Republic of Germany or in the Republic of Austria. Distributions of realized long-term capital gains will not be subject to withholding tax.

TAXATION IN THE FEDERAL REPUBLIC OF GERMANY
     The Pioneer Funds intend to provide shareholders with the tax information required under ss.17, Section 3, Clause 2 of the Foreign Investment Act relating to each distribution equivalent income at the latest three months after expiration of the business year and furnish proof of such to the tax authorities. The Pioneer Funds also intend to meet their legal obligations to disclose their results on each day of trading pursuant to ss.17, SectioN 3, Clause 3 of the Foreign Investment Act.
     PURSUANT TO SS.17 OF THE FOREIGN INVESTMENT ACT, THEREFORE, GERMAN SHAREHOLDERS ARE ONLY SUBJECT TO INCOME TAX ON DISTRIBUTED AND REINVESTED INTEREST AND DIVIDEND INCOME AS WELL AS INCOME FROM FUTURE CONTRACTS OF THE
FUNDS, IRRESPECTIVE OF WHETHER THE DISTRIBUTED PROCEEDS ARE PAID OUT OR AUTOMATICALLY REINVESTED IN NEW SHARES OF THE FUNDS.
     The distributed or reinvested capital gains of the funds arising from the sale of securities and subscription rights to shares in joint stock corporations should always be exempt from tax, unless the capital gains are deemed to be operating receipts of the tax payer.
     If shareholders entrust their shares in the funds to a domestic credit institute for safekeeping or management, such credit institute must retain an interest discount tax in the amount of 30% (plus solidarity surcharge) on distributions of interest and dividend income, even if the distribution is automatically reinvested in new fund shares.
     Conversely, the interest income tax does not apply if a shareholder elects to manage his fund shares himself and the distribution payments are received direct from the fund.
     In the event of redemption, exchange or other assignments of rights to shares in the funds (disposal transactions), private shareholders are required to tax only the interim profit. The interim profit is defined in ss.17 Section 2a of the Foreign Investment Act with reference to ss.20 Section 1 No. 7 and
Section 2 as well as Ss.23 Section 1 Clause 1 No. 4, Section 2 and 3 of the Income Tax Act and can be more simply described as that portion of the net asset value of a share resulting from interest and equivalent income of the fund and also accrued rights to such income as well as profits on future contracts, dividend income here not being deemed interim profit.
     If the redemption of shares is handled by a domestic credit institute, not including the payment of the mere redemption proceeds through the paying agent, such institute must withhold the interest discount tax on the interim profit.
     Moreover, profits resulting from disposal transactions are exempt from tax for private shareholders to the extent that the shares were held for a period exceeding the speculation term.
     Due to the tax law changes which are imposed at ever shorter intervals and the uncertainty of deviant interpretation on the part of the tax authorities, the shareholders are recommended to consult their tax adviser in connection with their own personal tax situation. The kind of taxation and the amount of the amount of taxable income are determined in a binding manner by the Federal Finance Office.

TAXATION IN THE REPUBLIC OF AUSTRIA
     Shareholders who are subject to Austrian taxation will in principle be subject to the following taxation in respect to their shares:
     Provided that the foreign investment fund has a coupon paying agent in Austria, all actual distributions are subject to Austrian capital-yield tax ("Kapitalertragssteuer" or "KESt") in the amount of 25%. If the foreign fund shares are held by an Austrian credit institute, a distribution fiction is used for capital-yield tax purposes. Capital yield is deemed to be accrued:
o if the share can be attributed to the tax payer for the entire calendar year, as of December 31 of each year an amount of 10% of the latest redemption price fixed in the calendar year;
o if the share is disposed during the year or is transferred to a foreign country at the time of disposal or transfer, an amount of 0,8% of the latest redemption price fixed before the disposal or transfer for each started month in the current calendar year.
     There will be no deduction of capital-yield tax with respect to this fictitious capital yield if the tax payer presents a confirmation of the tax authorities to the credit institute saying that the tax payer has met his disclosure requirements with regard to the share.
     The capital-yield tax on actual and fictitious capital yield represents a deduction at source and may be set off against the individual tax liability by way of assessment.
     The taxation of income from foreign investment funds gears on the one hand to the actual distributions made to shareholders and on the other hand to the so-called distribution equivalent income that will be deemed to be distributed four months after the end of each business year.
     In this respect the term "distribution equivalent income" includes after deduction of the fund's expenditure the remaining, not distributed, received interest, dividends, distribution equivalent income of shares, being part of the fund's assets, in other Austrian or foreign investment funds and the other income.
     Realized capital gains of foreign funds are in principle also part of the distribution equivalent income. However, if shares are held in the assets of an individual, they will be tax-privileged if an Austrian agent appointed by one of the foreign investment funds provides the tax authorities with an evidence of distribution equivalent income and if at the same time the foreign fund is registered for public distribution and the shares are actually offered to the public. Under these circumstances that Pioneer intends to fulfil the private investor has to pay taxes in the amount of 20% on the capital gains with a fixed tax rate of 25%.
     With the exception of the above mentioned tax-privileged capital gains with regard to participating shares held in the assets of an individual, any distributions and distribution equivalent income of foreign investment funds will in principle be subject to income or corporation tax imposed on the investor.
     Due to the tax law changes which are imposed at ever shorter intervals and the uncertainty of deviant interpretation on the part of the tax authorities, the shareholders are strongly recommended to consult their tax adviser in connection with their own personal tax situation. The Pioneer Funds assume no liability for certain tax results. The kind of taxation and the amount of taxable income are determined by the Federal Ministry of Finance.

TAXATION IN SWITZERLAND AND CONSIDERATION OF U.S. WITHHOLDING TAX
     With  respect  to  shares  held in the  name  of an  investor  resident  in
Switzerland, interest and dividend income is subject to the deduction of withholding tax in the USA. Pursuant to the double taxation agreement between Switzerland and the USA ("DTA CH-USA") there is no U.S. withholding tax of 30% on interest income for authorised persons while there is in general a reduction of 15% with regard to dividends. Distributed interest and dividend income on shares held by a Swiss investor in his private assets is subject to income tax levied by the Swiss Federation and its cantons, regardless of whether the distributions have been effectively received by the investor or were directly reinvested in shares of the fund. The U.S. withholding tax deducted may presently be credited to this income tax duty of Swiss investors by form "DA-1 application for lump-sum tax calculation and additional withholding tax USA" (for individuals) or form "DA-2 application for lump sum tax credit (for public limited companies, associations and foundations). With respect to shares held in the private assets of Swiss shareholders, capital gains which the fund has distributed separately are not subject to income tax. Accordingly, there is no crediting. On the other hand capital gains distributed to persons who are taxable outside Switzerland may be subject to income tax in accordance with the tax laws of the relevant country of domicile as well as to any double taxation agreement entered into between such country of domicile and the USA.
     Investors resident in Switzerland who have disclosed their identity to the U.S. tax authorities and arranged for a direct alignment of income subject to U.S. withholding tax will immediately and without special application benefit from tax relief provided for under DTA CH-USA after having drawn the debtor's attention to their contractual rights by using form "W8BEN". In contrast, shareholders resident in Switzerland who hold their shares through a Swiss bank are subject to an additional deduction of tax (the "Additional Withholding Tax"). Swiss banks recognised by the US tax authorities as "Qualified Intermediary" pursuant to a special agreement entered into with this authority deduct the Additional Withholding Tax directly and pass it through the Swiss revenue authorities. The Additional Withholding Tax deducted by the Qualified Intermediary amounts with regard to dividends in general 15% of the gross dividend and with regard to interest 30% of the gross interest. Swiss shareholders may assert it when filing their tax declaration provided that

     (i) they were allowed to make use of the investment producing income subject to tax at the time of maturity of such taxable income;

     (ii) they were resident in Switzerland pursuant to article 4 of DTA CH-USA at the time of maturity of such taxable income;

     (iii)they have contractual rights within the meaning of article 22 DTA CH-USA.
     At present the following application forms shall be used with regard to refund or clearing claims
     o individuals shall use such form for refund claims of foreign withholding tax, that is applicable in the relevant canton;
     o    corporations shall use
          -    form "822  refund  claim of the  Additional  Withholding  Tax USA
               (zStR)" with regard to income falling due on December 31, 2000 at the latest;
          - form "826 refund claim of the Additional Withholding Tax on American dividends/interest (zStR)" with regard to income falling due on January 1, 2001 or later.
     The statement concerning the Additional Withholding Tax made by the Qualified Intermediary shall be enclosed with this application. Any refund or clearing claims of the Additional Withholding Tax shall be enforced within a period of three calendar years. The claim will extinguish if it is not enforced within a period of three years after the expiry of the calendar year.
     At present only banks but no other portfolio managers are allowed to enter into "Qualified Intermediary Agreements" with U.S. tax authorities. Shareholders resident in Switzerland who wish to benefit from DTA CH-USA but who hold their shares through portfolio managers not having the status of a "Qualified Intermediary" shall presently enforce their contractual rights in form "W8BEN" and send this form via the portfolio manager to the American debtor.
     With regard to persons who are taxable outside Switzerland but who hold their shares through a Swiss bank or a Swiss portfolio manager the American debtor will in accordance with the double taxation agreement entered into between the USA and the shareholder's country of residence deduct directly the remaining U.S. withholding tax, if any, from the capital gain.
     In how far the withholding tax deducted in the USA may be credited to the tax liabilities of this shareholder in the country of his tax residence depends on the applicable tax laws in the shareholder's country of residence and the double taxation agreement between the USA and this country.
     The subscription or purchase of shares in the funds through a Swiss broker dealer are subject to the Swiss Stamp Duty usually at a reduced rate of 0.15% (plus applicable listing and EBK fees). The redemption of shares in the funds for settlement purposes is exempt from this tax duty.

SUPERVISION

FEDERAL REPUBLIC OF GERMANY
     THE PIONEER FUNDS ARE NEITHER SUBJECT TO SUPERVISION BY THE FEDERAL BANKING SUPERVISORY OFFICE NOR ANY OTHER STATE SUPERVISION BY A GERMAN AGENCY. HOWEVER NOTIFICATION OF THE INTENTION OF SELLING SHARES OF THE FUNDS IN THE FEDERAL REPUBLIC OF GERMANY HAS BEEN GIVEN TO THE FEDERAL BANKING SUPERVISORY OFFICE IN ACCORDANCE WITH SS.7 OF THE FOREIGN INVESTMENT ACT.
     THE PIONEER FUNDS WILL PAY THE FEE OF DEM 5,000.-- EACH WHICH IS ANNUALLY DUE TO THE FEDERAL BANKING SUPERVISORY OFFICE.

REPUBLIC OF AUSTRIA
     THE PIONEER FUNDS ARE NEITHER SUBJECT TO SUPERVISION BY THE FEDERAL MINISTRY OF FINANCE NOR ANY OTHER STATE SUPERVISION BY AN AUSTRIAN AGENCY.
     NOTIFICATION OF THE INTENTION OF SELLING PIONEER FUND SHARES IN THE REPUBLIC OF AUSTRIA HAS BEEN GIVEN TO THE FEDERAL MINISTRY OF FINANCE, DEPT. V/13, IN VIENNA, IN ACCORDANCE WITH THE INVESTMENT FUND ACT.

SWITZERLAND
     OFFERING OR SELLING SHARES OF THE PIONEER FUNDS ON A COMMERCIAL BASIS WAS APPROVED BY THE SWISS SUPERVISORY AUTHORITY HOWEVER, THE PIONEER FUNDS ARE SUBJECT NEITHER TO THE SUPERVISION OF THE CONFEDERATE BANKING COMMISSION NOR ANY OTHER SWISS AUTHORITY.
     DISTRIBUTION AGENTS WHO OFFER OR SELL COMMERCIALLY SHARES OF THE PIONEER FUNDS IN OR FROM SWITZERLAND HAVE TO DISPOSE OF THE NECESSARY APPROVAL OF THE SWISS SUPERVISORY AUTHORITY.

UNITED STATES OF AMERICA
     NOTIFICATION OF THE PIONEER FUNDS HAS BEEN GIVEN TO THE SECURITIES AND EXCHANGE COMMISSION (SEC) IN THE UNITED STATES OF AMERICA. HOWEVER, THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER AMERICAN AUTHORITY NOR HAS ANY SUCH AUTHORITY CHECKED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

JURISDICTION

FEDERAL REPUBLIC OF GERMANY
     The jurisdiction for claims against the Pioneer Funds, the manager or the main distributor, being involved in the distribution of fund shares in the Federal Republic of Germany, is Munich. The statement of complaint and any other documents may be served to the representative.

REPUBLIC OF AUSTRIA
     The jurisdiction for claims against the Pioneer Funds, the manager or the main distributor, being involved in the distribution of fund shares in the Republic of Austria, is Vienna. The statement of complaint and any other documents may be served to the representative.

SWITZERLAND
     Any disputes arising out of the shares sold in Switzerland will be settled by Swiss courts. The jurisdiction is Zurich (as seat of the Swiss representative of the Pioneer Funds). The funds, the manager and companies to which they have assigned tasks as well as their agents are expressly subject to the jurisdiction of these courts. Any notice in connection with these claims shall be addressed to Banque MeesPierson BGL S.A., Zurich branch, Rennweg 57, CH-8023 Zurich.

RIGHT OF REVOCATION

FEDERAL REPUBLIC OF GERMANY
     If the purchase of investment shares was brought about as a result of verbal negotiations outside the permanent place of business of whoever sold or mediated the sale of the shares without the purchaser having asked the seller to enter into such negotiations, the purchaser is entitled, pursuant to ss.11 of the Foreign InvestmenT Act to cancel his purchase statement (Right of Revocation).
     The revocation has to be effected in writing toward the Pioneer Funds or their Representatives within a period of two weeks. The period will start to run with the declaration of the purchase statement, but no earlier than with the delivery of the prospectus. The time limit is granted if the revocation is dispatched in time.
     The right of revocation does not apply if a person engaged in business acquired the shares for his business assets.
     If the buyer has already made payment before the revocation, upon return of the purchased shares, the Investment Company shall provide reimbursement for the value of the paid shares (Section 21, Paragraph (2) to (4) KAGG) on the day following receipt of the revocation and the paid costs. The "paid costs" correspond to the offering costs.

REPUBLIC OF AUSTRIA
     For Austrian investors Sections 3 and 3a Consumer Protection Act apply along with Section 12 of the Securities Supervision Act.

REPRESENTATIVE IN THE FEDERAL REPUBLIC OF GERMANY
     Pioneer Fonds Marketing GmbH
     Platzl 4
     D-80331 Munich
     acts as representative of the Pioneer Funds in the Federal Republic of Germany pursuant to ss. 6 of the Foreign Investment Law.
     The representative represents the Pioneer Funds in and out of court. He is authorized to receive documents intended for the Manager and the Main Distribution Company.
     Place of jurisdiction for actions to be brought against the Pioneer Funds, the manager or the main distributor relating to sales of shares in the Federal Republic of Germany is Munich.

REPRESENTATIVE IN THE REPUBLIC OF AUSTRIA
     Bank Austria Aktiengesellschaft
     Am Hof 2
     A-1010 Vienna and
     Vordere Zollamtsstr. 14
     D-1030 Vienna
     acts as representative of the Pioneer Funds in the Republic of Austria.
     The representative  represents the Pioneer Funds in and out of court. He is
authorized  to  receive  documents   intended  for  the  manager  and  the  main
distributor.
     Place of jurisdiction for actions to be brought against the Pioneer Funds, the Manager or the Main Distribution Company relating to sales of shares in the Republic of Austria is Vienna.

REPRESENTATIVE IN SWITZERLAND
     Banque MeesPierson BGL S.A., Zurich branch
     Rennweg 57
     CH-8023 Zurich
     The Banque MeesPierson BGL S.A., Zurich branch was determined as Swiss representative of the Pioneer Funds in Switzerland by an agreement between the Pioneer Funds, the manager and the Banque MeesPierson BGL S.A., Zurich branch. According to the provisions of Art. 46 of the federal law concerning the investment funds the Swiss representative represents without any restrictions the Pioneer Funds in Switzerland towards the investors and the Swiss supervisory authorities. With respect to the fund shares sold in Switzerland paying agents, place of performance and jurisdiction are established at the seat of the Swiss representative. Even after withdrawal of the approval by the Pioneer Funds or their liquidation at the branch of the Swiss representative, place of performance and jurisdiction continue to exist. In addition the Swiss representative acts as non-exclusive distribution agent of the Pioneer Funds in Switzerland.

SPECIAL INFORMATION ON INVESTORS IN SWITZERLAND
     Apart from the above mentioned publications the latest respective subscription and redemption prices are also available at the seat of the Swiss representative.
     The audited annual reports and the semi-annual reports will be sent in German version to the investors registered in the USA within a period of six months upon termination of the accounting period.
     Copies of the last annual and (in case of a later date) semi-annual reports, the prospectus, the trust deed and the Statement of Additional Information may be obtained in German version and free of charge from the address indicated on page 52 of the seat of the Swiss representative and distribution agent in Switzerland.
     Notices to the investors, namely any changes of the prospectus, will be published in Schweizerisches Handelsamtsblatt and Schweizerische Handelszeitung.

DESCRIPTION OF FUND SHARES
LEGAL FORM AND RIGHT TO SHARES
     The Pioneer Funds are open-end investment funds which are independent of each other, in the legal form of a Delaware business trust or as far as the Pioneer International Value Fund is concerned in the legal form of a Massachusetts business trust. As open-end investment funds, the investment funds are obliged to offer continuously their shares to the public and under normal conditions to redeem the shares upon the demand of a shareholder after having received payment of the net asset value of the shares. The Pioneer Funds were created for an indefinite period.
     If the shares are purchased and paid in accordance with this prospectus, they are fully-paid and are not subject of any additional funding obligation. The transfer agent registers the shares by book transfer and does normally not issue any certificates.
     The share capital of the Pioneer Funds is at all times equal to their net assets.
     The Declarations of Trust of the Pioneer Funds permit the Boards of Trustees to issue an unlimited number of shares and fractional shares which may be divided into different series and classes of shares. Currently each Pioneer fund represents only one series which however is divided into three classes of shares designated as class A, class B and class C shares. In Germany, Austria and Switzerland only Class A shares are available.
     Each share in the Pioneer Funds has equal rights as to voting, dividends, liquidation proceeds and claim to redemption. There are neither preferential nor multiple voting shares. However, the different classes of shares are charged with different fees and vote separately with respect to distribution service plans.
     Although the Pioneer Funds are not required to hold annual shareholder meetings, the shareholders have the right to call special meetings for the purpose of electing or removing trustees or passing other resolutions as provided by the Declaration of Trust and the Statement of Additional Information.

SHAREHOLDER LIABILITY
     According to the law of Delaware, shareholders in the Pioneer Fund, Pioneer Value Fund and Pioneer Mid-Cap Value Fund - Fund investing in mid-sized and other US companies are not liable for the obligations of these funds. However, it cannot be excluded that the funds are sued in a state refusing the application of the law of Delaware so that the shareholders could be held personally liable.
     According to the law of the State of Massachusetts, shareholders in the Pioneer International Value Fund may, under certain circumstances, be held personally liable for the obligations of these funds.
     In order to avoid the risk of personal liability the Declarations of Trust of the Pioneer Funds contain a disclaimer of shareholder liability for acts or obligations of the funds and determine that this disclaimer shall be contained in each agreement or declaration of the funds or the trustees. The Declarations of Trust provide for the indemnification out of the respective fund assets of loss and/or costs of shareholders that they have to bear as shareholders.
     Generally the event of personal liability is regarded as extremely remote

NET ASSET VALUE AND DETERMINATION OF OFFERING PRICES
     Shares of the Pioneer Funds are sold at the offering price, which is the net asset value per share plus the applicable sales charge. The net asset value per share is determined for each Pioneer fund by dividing the value of its assets, less liabilities, by the number of shares outstanding. The net asset value is calculated once daily, on each day the New York Stock Exchange is open for business, as of the close of regular trading hours on the Exchange (normally 4:00 p.m. Eastern U.S. American time).
     Securities are valued at the closing price on the principal exchange or market where they are traded. Securities which have not been traded on the date of their valuation or securities for which prices are not generally quoted are valued at the mean between the offered price and the bid price. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates delivered by independent pricing services. Generally, trading in foreign securities is completed each day at various times prior to the close of regular trading hours on the New York Stock Exchange. The values of such securities used in calculating the net asset value of a Pioneer fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading hours on the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading hours on the New York Stock Exchange and will therefore not be reflected in the calculation of a Pioneer fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith by the trustees. All assets of a Pioneer fund for which there is no other readily available valuation method are valued at their fair value as determined in good faith by the trustees.
     Orders for the purchase, exchange and redemption of shares which are received by the transfer agent of the Pioneer Funds prior to the close of regular trading hours on the exchange (currently 4:00p.m. Eastern U.S. American time) will be executed at the net asset value per share (plus sales charge, if any) determined at the close of regular trading hours on the exchange on that day. This requires generally that the purchase request is received by Pioneer Global Investments Limited, German branch, in Hamburg in good order by 5:00 p.m. Central European time. Please note, that public holidays in the U.S. may differ from those in Germany. Orders received by Pioneer Global Investments Limited, Hamburg branch after 5:00 p.m. Central European Time or by the transfer agent following the close of regular trading hours on the exchange will usually be executed at the net asset value per share (plus sales charge, if any) calculated at the close of regular trading hours on the exchange on the following business day.
     The Pioneer Funds reserve the right in their sole discretion to withdraw all or any part of the offering of shares when, in the judgment of the funds' management, such withdrawal is in the best interest of the respective Pioneer fund.

EXAMPLE OF COMPUTATION OF THE PUBLIC OFFERING PRICE
     The net asset value of USD5,114,963 divided by the number of issued fund shares (247,541,206) gives the net asset value per share of USD 20.66 which corresponds to the redemption price per share.
     The net asset value per share plus a sales charge of 6.10% of the net asset value per share (USD 1.26) gives the offered price per share of USD 21.92.

SELECTED DATA PER SHARE
     The following information has been audited by Arthur Andersen LLP, independent public accountants, in connection with the auditing of the financial statements of the funds. Arthur Andersen LLP's reports on the Funds' financial statements appear in the funds' Annual Reports which are included with the Prospectus. The information listed below should be read in conjunction with the financial statements contained in the funds' Annual Reports.

PIONEER FUND
      For the year ended  31 December

                                         2000           1999          1998           1997           1996
Net asset value, beginning of period    $ 47.60       $ 43.30        $ 34.95       $ 26.89        $ 24.36
INCREASE (DECREASE) FROM INVESTMENT
OPERATIONS:
Net investment  income (loss)           $ 0.16         $ 0.18        $ 0.21         $ 0.30         $ 0.37
Realized and unrealized gain (loss)
on investments and foreign currency     $ -0.14        $ 6.51        $ 9.84         $ 9.97         $ 4.35
transactions
Total increase (decrease) from          $ 0.02         $ 6.69        $ 10.05       $ 10.27         $ 4.72
investment operations
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                   $ 0.12        $ -0.17        $ -0.21       $ -0.31        $ -0.37
Net realized capital gains              $ -3.24       $ -2.22        $ -1.49       $ -1.90        $ -1.82
Net increase (decrease) in net          $ -3.34        $ 4.30        $ 8.35         $ 8.06         $ 2.53
asset value
Net asset value, end of period          $ 44.26       $ 47.60        $ 43.30       $ 34.95        $ 26.89
Total return*                            0.12%         15.63%        29.00%         38.47%         19.70%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses to average         1.11%         1.10%          1.09%         1.03%          1.01%
net assets**
Ratio of net investment income           0.31%         0.39%          0.52%         0.93%          1.40%
(loss)  to average net assets**
Portfolio-turnover rate                   20%           10%            9%            17%            25%
Net assets (in thousands), end of     $ 6,645,954   $ 6,638,130    $ 5,388,761   $ 3,991,726    $ 2,896,670
period
RATIOS ASSUMING REDUCTION FOR FEES
PAID INDIRECTLY:
Net expenses                             1.09%         1.09%          1.08%         1.02%          0.99%
Net investment income (loss)             0.33%         0.40%          0.53%         0.94%          1.42%

        *    Assumes  initial  investment  at  net  asset  value  at  the beginning of each period,  reinvestment of all dividends and distributions  as well  as the  complete  redemption  of the investment  at the net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
        **   Ratio assuming no reduction for fees paid indirectly.


PIONEER VALUE FUND
      For the year ended 30 September

                                         2000           1999          1998           1997           1996
Net asset value, beginning of period    $ 20.16       $ 18.32        $ 27.85       $ 20.94        $ 20.66
INCREASE (DECREASE) FROM INVESTMENT
OPERATIONS:
Net investment  income (loss)           $ 0.20         $ 0.21        $ 0.17         $ 0.16         $ 0.23
Realized and unrealized gain (loss)
on investments and foreign currency     $ 3.02         $ 1.97        $ -6.20        $ 8.83         $ 2.10
transactions
Total increase (decrease) from          $ 3.22         $ 2.18        $ -6.03        $ 8.99         $ 2.33
investment operations
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                   $ -.020       $ -0.19        $ -0.16       $ -0.15        $ -0.32
Net realized capital gains              $ -0.51       $ -0.15        $ -3.34       $ -1.93        $ -1.73
Net increase (decrease) in net          $ 2.51         $ 1.84        $ -9.53        $ 6.91         $ 0.28
asset value
Net asset value, end of period          $ 22.67       $ 20.16        $ 18.32       $ 27.85        $ 20.94
Total return*                           16.29%         11.86%        -23.97%        45.95%         12.18%
RATIOS/SUPPLEMENTAL DATA:                0.96%
Ratio of net expenses to average                       0.96%          0.90%         0.96%          0.92%
net assets**
Ratio of net investment income           0.81%         0.93%          0.74%         0.68%          1.13%
(loss)  to average net assets**
Portfolio-turnover rate                   3%            12%            50%           47%            66%
Net assets (in thousands), end of     $ 4,614,739   $ 5,125,858    $ 5,496,480   $ 7,534,010    $ 5,431,797
period
RATIOS ASSUMING REDUCTION FOR FEES
PAID INDIRECTLY:
Net expenses                             0.94%         0.95%          0.90%         0.95%          0.90%
Net investment income (loss)             0.83%         0.94%          0.74%         0.69%          1.15%

        *    Assumes  initial  investment  at  net  asset  value  at  the beginning of each period,  reinvestment of all dividends and distributions  as well  as the  complete  redemption  of the investment  at the net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
        **   Ratio assuming no reduction for fees paid indirectly.


PIONEER MID-CAP VALUE FUND - FUND INVESTING IN MID-SIZED AND OTHER US COMPANIES
      For the year ended 31 October

                                         2000           1999          1998           1997           1996
Net asset value, beginning of period    $ 19.90       $ 19.02        $ 23.23       $ 19.85        $ 19.42
INCREASE (DECREASE) FROM INVESTMENT
OPERATIONS:
Net investment income (loss)            $ 0.11         $ 0.12        $ 0.08         $ 0.15         $ 0.08
Realized and unrealized gain (loss)
on investments                          $ 3.46         $ 1.70        $ -1.94        $ 4.17         $ 2.31

Net increase (decrease) from            $ 3.57         $ 1.82        $ -1.86        $ 4.32         $ 2.39
investment operations
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                      -          $ -0.02        $ -0.10       $ -0.06        $ -0.09
Net realized gain                       $ -2.64       $ -0.92        $ -2.25       $ -0.88        $ -1.87
Net increase (decrease) in net          $ 0.93         $ 0.88        $ -4.21        $ 3.38         $ 0.43
asset value
Net asset value, end of period          $ 20.83       $ 19.90        $ 19.02       $ 23.23        $ 19.85
Total return*                           20.00%         10.02%        -8.74%         22.67%         13.12%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses to average         1.13%         1.18%          1.08%         1.00%          1.02%
net assets**
Ratio of net investment income           0.27%         0.37%          0.33%         0.64%          0.43%
(loss)  to average net assets**
Portfolio-turnover rate                   70%           75%            61%           63%            37%
Net assets (in thousands), end of      $ 945,583    $ 1,067,562    $ 1,308,335   $ 1,591,655    $ 1,299,611
period
RATIOS ASSUMING REDUCTION FOR FEES
PAID INDIRECTLY:
Net expenses                             1.11%         1.16%          1.07%         0.98%          1.00%
Net investment income (loss)             0.29%         0.39%          0.34%         0.66%          0.45%

        *    Assumes  initial  investment  at  net  asset  value  at  the beginning of each period,  reinvestment of all dividends and distributions  as well  as the  complete  redemption  of the investment  at the net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
        **   Ratio assuming no reduction for fees paid indirectly.


PIONEER INTERNATIONAL VALUE FUND
      For the year ended 30 November

                                         2000           1999          1998           1997           1996
Net asset value, beginning of period    $ 21.14       $ 17.14        $ 23.66       $ 23.39        $ 21.21
INCREASE (DECREASE) FROM INVESTMENT
OPERATIONS:
Net investment income (loss)            $ 0.00*       $ -0.09        $ 0.14         $ 0.13         $ 0.10
Net realized and unrealized gain
(loss) on investments and foreign       $ -3.27        $ 4.29        $ -2.06        $ 1.87         $ 2.32
currency transactions
Net increase (decrease) from            $ -3.27        $ 4.20        $ -1.92        $ 2.00         $ 2.42
investment operations
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                      -          $ -0.13        $ -1.15       $ -0.26           -
Net realized gain                          -             -           $ -3.45       $ -1.47        $ -0.24
Tax-return of capital                      -          $ -0.07           -             -              -
Net increase (decrease) in net          $ -3.27        $ 4.00        $ -6.52        $ 0.27         $ 2.18
asset value
Net asset value, end of period          $ 17.87       $ 21.14        $ 17.14       $ 23.66        $ 23.39
Total Return*                           -15.47%        24.77%        -9.35%         9.28%          11.40%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses to average         1.71%         1.89%          1.73%         1.69%          1.77%
net assets**
Ratio of net investment income          -0.45%         -0.27%         0.60%         0.51%          0.26%
(loss)  to average net assets**
Portfolio-turnover rate                   46%           90%           123%           154%           173%
Net assets (in thousands), end of      $ 194,304     $ 289,291      $ 314,381     $ 395,572      $ 378,956
period
RATIOS ASSUMING REDUCTION FOR FEES
PAID INDIRECTLY:
Net expenses                             1.69%         1.88%          1.72%         1.67%          1.76%
Net investment income (loss)            -0.43%         -0.26%         0.61%         0.53%          0.27%


        *    The amount is less than one cent per share.

        ** Assumes initial investment at net asset value at the beginning of each period, reinvestment of all dividends and distributions as well as the complete redemption of the investment at the net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
        ***  Ratio assuming no reduction for fees paid indirectly.

PART B - FEATURES OF THE INDIVIDUAL PIONER FUNDS (INVESTMENT OPERATIONS, INVESTMENT RESTRICTIONS, INVESTMENT RISKS)

PIONEER FUND

INVESTMENT TRANSACTIONS AND RELATED RISKS

RESTRICTED MARKETABLE AND ILLIQUID SECURITIES
     The funds will not invest more than 15% of its net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended ("Securities Act of 1933"); are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements and are determined to be liquid by Pioneer. Pioneer determines the liquidity of Rule 144A and other restricted marketable securities according to procedures adopted by the Board of Trustees. The Board of Trustees monitors Pioneer's application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes.

INVESTMENT IN INITIAL PUBLIC OFFERINGS
     To the extent consistent with its investment objective, the fund may invest in initial public offerings of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of the fund's investment performance. The fund cannot assure that investments in initial public offerings will continue to be available to the fund or, if available, will result in positive investment performance. In addition, as the fund's portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the fund is likely to decrease.

INVESTMENT IN DEBT SECURITIES
DEBT SECURITIES SELECTION
     In selecting fixed income securities for the funds, Pioneer gives primary consideration to the fund's investment objective, the attractiveness of the market for debt securities given Pioneer's outlook for the equity markets and the funds' liquidity requirements. Once Pioneer determines to allocate a portion of the funds' assets to debt securities, Pioneer regularly focuses on short-term financial instruments to provide liquidity and may invest in a range of fixed income securities if the funds are investing in such instruments for income or capital gains. Pioneer selects individual securities based on broad economic factors and issuer specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

CONVERTIBLE DEBT SECURITIES
     The funds may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities of or owned by the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

DEBT SECURITIES RATING CRITERIA
     Investment grade debt securities which are recommended for investment are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's), or the equivalent rating of other national statistical rating organizations. Debt securities rated "BBB" are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security falls below investment grade, Pioneer will consider if any action is appropriate in light of the fund's investment objectives and policies.
     Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other national statistical rating organizations. In general, the funds may only invest in debt securities rated "C" the least.
     Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments.
     The amount of junk bond securities outstanding has proliferated as an increasing number of issuers have used junk bonds for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their interest payment obligations or to repay their debts upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net value to the extent that the fund invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery in payment of principal or interest on its portfolio holdings.
     The secondary market for junk bond securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the fund's net asset value.
     Since investors generally perceive that there are greater risks associated with debt securities of medium to low quality of the type in which the fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.
     Medium to low rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, medium to low rated securities generally involve greater risks of loss of income and principal than higher rated securities. Pioneer will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.
     The prices of all debt securities generally fluctuate in connection with the amounts of interest rates. Offer and demand of similar valued securities represent another circumstance leading to price fluctuations of debt securities. Price fluctuations upon purchase of portfolio securities have no impact on cash income from these securities, but are reflected in the net asset value of the fund.

RISKS OF NON-U.S. INVESTMENTS
     To the extent that the fund invests in the securities of non-U.S. issueres, those investments involve considerations and risks not typically associated with investments in securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and growing economies. The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to
(i) differences in size, liquidity and volatility of, as well as the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) negative economic, political and social factors; and (iii) unfavorable foreign exchange conditions, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain non-U.S. countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Unanticipated political or social developments may affect the values of the fund's investments in such countries. The economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

NON-U.S. SECURITIES MARKETS AND REGULATIONS
     There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies frequently are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging markets, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Pioneer to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund's operations require cash, such as in order to meet redemptions and to pay its expenses.

ECONOMIC, POLITICAL AND SOCIAL FACTORS
     Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvements in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country.
     Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.
     Unanticipated political and social developments may also affect the values of the fund's investments and the availability to the fund of additional investments in such countries. During 1997 and 1998, for example, the political stability, economies and securities and currency markets of many markets in India and the Asian subcontinent experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue or spread to other countries in the region.
     Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

CURRENCY RISKS
     The value of the securities quoted or denominated in international currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The fund's investment performance may be negatively affected by a devaluation of a currency in which the fund's investments are quoted or denominated. Further, the fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

CUSTODIAN SERVICES AND RELATED INVESTMENT COSTS
     Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.

WITHHOLDING AND OTHER TAXES
     The fund will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain non-U.S. countries with respect to the fund's investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

ECONOMIC MONETARY UNION (EMU)
     On January 1, 1999, 11 European countries adopted a single currency - the Euro. The conversion to the Euro is being phased in over a three-year period. During this time, valuation, systems and other operational problems may occur in connection with the fund's investments quoted in the Euro. For participating countries, EMU will mean sharing a single currency and single official interest rate and adhering to agreed upon limits on government borrowing. Budgetary decisions will remain in the hands of each participating country but will be subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate to maintain price stability within the Euro zone.
     EMU is driven by the expectation of a number of economic benefits, including lower transaction costs, reduced exchange risk, greater competition, and a broadening and deepening of European financial markets. However, there are a number of significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. This uncertainty may increase the volatility of European markets.

INVESTMENTS IN DEPOSITARY RECEIPTS
     The fund may hold securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.
     ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.
     For purposes of the fund's investment policies, investments in ADRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The fund may acquire receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the fund invests in such unsponsored depositary receipts there may be an increased possibility that the fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

REPURCHASE AGREEMENTS
     The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. The Board of Trustees reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
     The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When-issued and delayed delivery transactions will be fully collateralised by segregated liquid assets.

PORTFOLIO TURNOVER
     It is the policy of the funds not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund.

FOREIGN CURRENCY TRANSACTIONS
     The fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The fund also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.
     Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the fund will be engaged in hedging activities when adverse exchange rate movements occur. The fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer.
     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.
     The cost to the fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.
     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the fund's foreign assets.
     While the fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While the fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.
     Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.
     If the fund enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See "Asset Segregation".

OPTIONS ON FOREIGN CURRENCIES
     The fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the fund's securities quoted or denominated in that currency. Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the fund to purchase currency for a fixed amount of dollar which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities the fund intends to acquire. As in the case of other types of options transactions, however, the benefit the fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.
     The fund may also write options on foreign currencies for hedging purposes. For example, if the fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the fund.
     Similarly, the fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.
     A call option written on foreign currency by the fund is "covered" if the fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the fund in cash or liquid securities. See "Asset Segregation".
     The fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded option position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.
     The fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the fund.

OPTIONS ON SECURITIES AND SECURITIES INDICES
     The fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

WRITING CALL AND PUT OPTIONS ON SECURITIES
     A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forego the opportunity to profit from an increase in the market price of the underlying security.
     A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.
     Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.

WRITING CALL AND PUT OPTIONS ON SECURITIES INDICES
     The fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security. The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio., The fund may cover call and put options on a securities index by segregated assets with a value equal to the exercise price.

PURCHASING CALL AND PUT OPTIONS
     The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.
     The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.
     The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions".

RISKS OF TRADING OPTIONS
     There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
     The fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the "SEC") changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.
     Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.
     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Pioneer's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.
     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets. In addition to the risks of imperfect correlation between the fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
     To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the funds may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The funds may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on foreign exchanges.

FUTURES CONTRACTS
     A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
     When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a foreign currency to establish the price in the U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.
     Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES
     Hedging, by use of futures contracts, seek to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. Similarly, the fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Pioneer, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differences by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of he futures position.
     On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipated the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

OPTIONS ON FUTURES CONTRACTS
     The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.
     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS
     The fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or which the fund expects to purchase. Except as stated below, the fund's futures transactions will be entered into for traditional hedging purposes - i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, the fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets quoted or denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.
     As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the fund's existing non-hedging futures contracts and premiums paid for options on futures entered into for non-hedging purposes (net of the amount the positions are "in the money") would not exceed 5% of the market value of the fund's total assets. The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.
     Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.
     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of foreign securities because currency movements impact the value of different securities in differing degrees.

WARRANTS AND STOCK PURCHASE RIGHTS
     The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.
     The fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to vote or to dividends and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.
     As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of warrants or stock purchase rights does not necessarily change with the value of the underlying securities, and warrants or stock purchase rights expire worthless if they are not exercised on or prior to their expiration date. Although there are no formal restrictions with respect to a certain percentage for the fund, it is unlikely that Pioneer will invest more than 5% of the fund's net assets.

PREFERRED SHARES
     The fund may invest in preferred shares of beneficial interest of trust instruments. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the fund's fixed income securities.

LENDING OF PORTFOLIO SECURITIES
     The fund may lend portfolio securities to registered broker-dealers or other institutional investors who are considered to be reliable by Pioneer under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. In such case the fund would continue to receive the equivalent of the interest or dividends paid on the securities loaned and would participate in the price developments of the securities both in the positive and negative sense and would receive income from the collateral. However, the fund concerned will not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation consent on a material matter affecting the investment.
     As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Pioneer Funds will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of securities loaned exceed 33 1/3% of the value of the fund's total assets.

INVESTMENT RESTRICTIONS
     It is part of the fund's policy not to concentrate all of its investments only in securities of companies in any particular industry. According to current SEC pronouncements there will be a concentration of investment in one particular industry if such investments aggregate 25% or more of the fund's total assets. The fund's policy does not apply to investments in securities issued by the government of the United States. The 1940 Act requires that the fund's policy represent a fundamental policy with respect to the concentration of investments. In addition the fund has agreed not to change the above mentioned policy without the affirmative vote of the holders of a majority of fund shares with substantive claim to ownership. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

        (i) 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

        (ii) more than 50% of the outstanding shares of the fund.

     The fundamental investment restrictions set forth below apply to the Pioneer Fund. These restrictions of the fund may not be changed without the affirmative vote of the holders of a majority of the fund's outstanding shares. Pursuant to these restrictions, the fund may not:

        (1) issue senior securities, except within the meaning of borrowing, lending and commodity investment restrictions, and for purposes of these restrictions, the issuance of fund shares of different classes and series, the purchase and sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements, reverse repurchase agreements, dollar rolls, swaps and any other financial transactions into which the fund may enter pursuant to its investment policy as described in the Prospectus and in accordance with SEC rules, as well as the pledge and any other encumbrance of the fund's assets within the meaning of the investment restrictions regarding pledging, are not deemed to be senior securities;
        (2) borrow money, except from banks as a temporary measure in order to be able to meet redemption requests and for extraordinary and emergency purposes, the fund may borrow from banks up to 10% of the fund's assets (including the amount borrowed) provided that reverse repurchase agreements or so-called dollar rolls do not qualify as loans. The fund will not use leverage to increase its income. The fund will not purchase securities while outstanding borrowings, reverse repurchase agreements and dollar rolls exceed 10% of the fund's assets;
        (3) pledge or otherwise encumber, or transfer ownership of or assign as security for indebtedness its securities or receivables in an amount exceeding the amount of the borrowing secured thereby, and guarantee the securities of another company;
        (4)  invest more than 5% of its gross assets in securities of one company;
        (5) purchase more than 10% of the outstanding voting securities of one company;
        (6)  issue   securities   or  be  involved  in  the  issuance  of
             securities;
        (7) make loans, provided that the purchase of debt obligations in which the fund may invest consistent with its investment policies, the conclusion of repurchase agreements or loans of securities are permissible to the extent set forth in the Prospectus;
        (8) invest in commodities, make commodity futures transactions, or purchase real estates, with the exception that the fund may invest in financial futures contracts and options and other financial instruments which may be deemed to be commodities or commodity futures transactions, the acquisition of which is not prohibited to the fund by the Commodity Exchange Act and its implementing regulations;
        (9) purchase securities on credit or partial credit as well, or effect short sales;
        (10) purchase securities for the purpose of controlling management of other companies;
        (11) acquire the shares of any other domestic or foreign investment company or investment fund (except in connection with a merger with or acquisition of the substantial assets of another investment company); this regulation does not prohibit the fund from purchasing shares issued by a real estate investment trust, provided that such trust shall not be permitted to invest in real estate or interests in real estate other than mortgages or other real securities.

     As long as the fund is registered in Germany, Austria and Switzerland the fund may not without prior approval of the shareholders:
        (i)  invest in shares of other U.S. American or non-U.S. American
             investment   companies  or  investment   funds,   except  in
             connection  with a plan of  merger or  consolidation  in the limits of which they purchase  substantially  all the assets of the other investment company or investment fund;
        (ii) purchase  or sell real  estate - or  interest  therein - and real estate mortgage loans,  except that the fund may invest in securities of corporate or governmental  entities secured by real estate or marketable interests therein or securities
             issued  by  companies   (other  than  real  estate   limited
             partnerships,  real estate  investment trusts or real estate funds) that invest in real estate or interests therein;
        (iii)borrow  money in amounts  exceeding  10% of the fund's total assets  (including  the  amount  borrowed),  taken at market value;
        (iv) pledge its assets or encumber  them with third party  rights in amounts exceeding 10% of the total assets of the respective fund, taken at market value;
        (v)  purchase securities on credit or effect short sales; or
        (vi) redeem its fund shares in exchange for non-cash payments; or
        (vii)invest  in   interests   in  oil,   gas  or  other   mineral
             exploration or development programs.

     Further, as long as the fund is registered in Switzerland it may not without prior approval of the shareholders:
        (a)  purchase  gold or silver  bullion,  coins or other  precious metals or purchase or sell  futures  contracts or options on any such precious metals;
        (b)  invest more than 10% of its total  assets in the  securities of any one issuer,  provided that this  restriction does not apply  to  cash  items  or  securities  issued  by the  U.S.
             government; or
        (c)  write  (sell)  uncovered  calls or puts or  purchase  calls,
             puts,  straddles,   spreads  or  any  combination  of  these
             financial instruments in an amount exceeding 5% of the fund's assets; or
        (d) invest more than 5% of the total assets in financial instruments that are used for non-hedging purposes and which have a leverage effect.

FURTHER INFORMATION:
(a) Reporting currency: USD
(b) Minimum investment: USD 50 (see Part A, "Share Purchase and Accounts")
(c) Distribution of dividends: quarterly during March, June, September and December
(d) Sales charge decreasing: see Part A "Share Purchase and Accounts", table "Applicable Sales Charges"
(e) Management Fee, Expenses: see Part A "Management and Administration" "Costs for Business Operations of the Funds"


PIONEER VALUE FUND

INVESTMENT TRANSACTIONS AND INVESTMENT RISKS

RESTRICTED MARKETABLE AND ILLIQUID SECURITIES
     The funds will not invest more than 15% of its net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended ("Securities Act of 1933"); are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements and are determined to be liquid by Pioneer. Pioneer determines the liquidity of Rule 144A and other restricted marketable securities according to procedures adopted by the Board of Trustees. The Board of Trustees monitors Pioneer's application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes.

INVESTMENT IN INITIAL PUBLIC OFFERINGS
     To the extent consistent with its investment objective, the fund may invest in initial public offerings of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of the fund's investment performance. The fund cannot assure that investments in initial public offerings will continue to be available to the fund or, if available, will result in positive investment performance. In addition, as the fund's portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the fund is likely to decrease.

INVESTMENT IN DEBT SECURITIES
DEBT SECURITIES SELECTION
     In selecting fixed income securities for the funds, Pioneer gives primary consideration to the fund's investment objective, the attractiveness of the market for debt securities given Pioneer's outlook for the equity markets and the funds' liquidity requirements. Once Pioneer determines to allocate a portion of the funds' assets to debt securities, Pioneer regularly focuses on short-term financial instruments to provide liquidity and may invest in a range of fixed income securities if the funds are investing in such instruments for income or capital gains. Pioneer selects individual securities based on broad economic factors and issuer specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

CONVERTIBLE DEBT SECURITIES
     The funds may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities of or owned by the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

DEBT SECURITIES RATING CRITERIA
     Investment grade debt securities which are recommended for investment are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's), or the equivalent rating of other national statistical rating organizations. Debt securities rated "BBB" are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security falls below investment grade, Pioneer will consider if any action is appropriate in light of the fund's investment objectives and policies.
     Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other national statistical rating organizations. In general, the funds may only invest in debt securities rated "C" the least.
     Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments.
     The amount of junk bond securities outstanding has proliferated as an increasing number of issuers have used junk bonds for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their interest payment obligations or to repay their debts upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net value to the extent that the fund invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery in payment of principal or interest on its portfolio holdings.
     The secondary market for junk bond securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the fund's net asset value.
     Since investors generally perceive that there are greater risks associated with debt securities of medium to low quality of the type in which the fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.
     Medium to low rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, medium to low rated securities generally involve greater risks of loss of income and principal than higher rated securities. Pioneer will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.
     The prices of all debt securities generally fluctuate in connection with the amounts of interest rates. Offer and demand of similar valued securities represent another circumstance leading to price fluctuations of debt securities. Price fluctuations upon purchase of portfolio securities have no impact on cash income from these securities, but are reflected in the net asset value of the fund.

RISKS OF NON-U.S. INVESTMENTS
     To the extent that the fund invests in the securities of non-U.S. issueres, those investments involve considerations and risks not typically associated with investments in securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and growing economies. The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to
(i) differences in size, liquidity and volatility of, as well as the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) negative economic, political and social factors; and (iii) unfavorable foreign exchange conditions, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain non-U.S. countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Unanticipated political or social developments may affect the values of the fund's investments in such countries. The economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

NON-U.S. SECURITIES MARKETS AND REGULATIONS
     There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies frequently are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging markets, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Pioneer to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund's operations require cash, such as in order to meet redemptions and to pay its expenses.

ECONOMIC, POLITICAL AND SOCIAL FACTORS
     Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvements in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country.
     Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.
     Unanticipated political and social developments may also affect the values of the fund's investments and the availability to the fund of additional investments in such countries. During 1997 and 1998, for example, the political stability, economies and securities and currency markets of many markets in India and the Asian subcontinent experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue or spread to other countries in the region.
     Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

CURRENCY RISKS
     The value of the securities quoted or denominated in international currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The fund's investment performance may be negatively affected by a devaluation of a currency in which the fund's investments are quoted or denominated. Further, the fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

CUSTODIAN SERVICES AND RELATED INVESTMENT COSTS
     Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.

WITHHOLDING AND OTHER TAXES
     The fund will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain non-U.S. countries with respect to the fund's investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

ECONOMIC MONETARY UNION (EMU)
     On January 1, 1999, 11 European countries adopted a single currency - the Euro. The conversion to the Euro is being phased in over a three-year period. During this time, valuation, systems and other operational problems may occur in connection with the fund's investments quoted in the Euro. For participating countries, EMU will mean sharing a single currency and single official interest rate and adhering to agreed upon limits on government borrowing. Budgetary decisions will remain in the hands of each participating country but will be subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate to maintain price stability within the Euro zone.
         EMU is driven by the expectation of a number of economic benefits, including lower transaction costs, reduced exchange risk, greater competition, and a broadening and deepening of European financial markets. However, there are a number of significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. This uncertainty may increase the volatility of European markets.

INVESTMENTS IN DEPOSITARY RECEIPTS
     The fund may hold securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.
     ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.
     For purposes of the fund's investment policies, investments in ADRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The fund may acquire receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the fund invests in such unsponsored depositary receipts there may be an increased possibility that the fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

REPURCHASE AGREEMENTS
     The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. The Board of Trustees reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
     The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When-issued and delayed delivery transactions will be fully collateralised by segregated liquid assets.

PORTFOLIO TURNOVER
     It is the policy of the funds not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund.

FOREIGN CURRENCY TRANSACTIONS
     The fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The fund also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.
     Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the fund will be engaged in hedging activities when adverse exchange rate movements occur. The fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer.
     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.
     The cost to the fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.
     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the fund's foreign assets.
     While the fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While the fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.
     Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.
     If the fund enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See "Asset Segregation".

OPTIONS ON FOREIGN CURRENCIES
     The fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the fund's securities quoted or denominated in that currency. Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the fund to purchase currency for a fixed amount of dollar which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities the fund intends to acquire. As in the case of other types of options transactions, however, the benefit the fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.
     The fund may also write options on foreign currencies for hedging purposes. For example, if the fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the fund.
     Similarly, the fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.
     A call option written on foreign currency by the fund is "covered" if the fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the fund in cash or liquid securities. See "Asset Segregation".
     The fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded option position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.
     The fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the fund.

OPTIONS ON SECURITIES AND SECURITIES INDICES
     The fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

WRITING CALL AND PUT OPTIONS ON SECURITIES
     A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forego the opportunity to profit from an increase in the market price of the underlying security.
     A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.
     Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.

WRITING CALL AND PUT OPTIONS ON SECURITIES INDICES
     The fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security. The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio., The fund may cover call and put options on a securities index by segregated assets with a value equal to the exercise price.

PURCHASING CALL AND PUT OPTIONS
     The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.
     The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.
     The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions".

RISKS OF TRADING OPTIONS
     There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
     The fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the "SEC") changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.
     Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.
     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Pioneer's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.
     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets. In addition to the risks of imperfect correlation between the fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
     To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the funds may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The funds may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on foreign exchanges.

FUTURES CONTRACTS
     A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
     When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a foreign currency to establish the price in the U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.
     Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES
     Hedging, by use of futures contracts, seek to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. Similarly, the fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Pioneer, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differences by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of he futures position.
     On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipated the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

OPTIONS ON FUTURES CONTRACTS
     The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.
     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS
     The fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or which the fund expects to purchase. Except as stated below, the fund's futures transactions will be entered into for traditional hedging purposes - i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, the fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets quoted or denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.
     As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the fund's existing non-hedging futures contracts and premiums paid for options on futures entered into for non-hedging purposes (net of the amount the positions are "in the money") would not exceed 5% of the market value of the fund's total assets. The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.
     Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.
     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of foreign securities because currency movements impact the value of different securities in differing degrees.

WARRANTS AND STOCK PURCHASE RIGHTS
     The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.
     The fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to vote or to dividends and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.
     As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of warrants or stock purchase rights does not necessarily change with the value of the underlying securities, and warrants or stock purchase rights expire worthless if they are not exercised on or prior to their expiration date. Although there are no formal restrictions with respect to a certain percentage for the fund, it is unlikely that Pioneer will invest more than 5% of the fund's net assets.

PREFERRED SHARES
     The fund may invest in preferred shares of beneficial interest of trust instruments. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the fund's fixed income securities.

LENDING OF PORTFOLIO SECURITIES
     The fund may lend portfolio securities to registered broker-dealers or other institutional investors who are considered to be reliable by Pioneer under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. In such case the fund would continue to receive the equivalent of the interest or dividends paid on the securities loaned and would participate in the price developments of the securities both in the positive and negative sense and would receive income from the collateral. However, the fund concerned will not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation consent on a material matter affecting the investment.
     As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Pioneer Funds will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of securities loaned exceed 33 1/3% of the value of the fund's total assets.

INVESTMENT RESTRICTIONS
     The fundamental investment restrictions set forth below apply to Pioneer Value Fund. These restrictions of the fund may not be changed without the affirmative vote of the holders of a majority of the fund's outstanding shares. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

        (i) 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

        (ii) more than 50% of the outstanding shares of the fund.

     Pursuant to these restrictions, the fund may not:
        (1) issue senior securities, except within the meaning of borrowing, lending and commodity investment restrictions, and for purposes of these restrictions, the issuance of fund shares of different classes and series, the purchase and sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements, fully covered reverse repurchase agreements, dollar rolls, swaps and any other
             financial   transactions  into  which  the  fund  may  enter
             pursuant to its investment policy as described in the Prospectus and in accordance with SEC rules, as well as the pledge and any other encumbrance of the fund's assets within
             the  meaning  of  the  investment   restrictions   regarding
             pledging, are not deemed to be senior securities;
        (2) borrow money, except from banks as a temporary measure in order to be able to meet redemption requests and for extraordinary and emergency purposes, the fund may borrow from banks up to 10% of the fund's assets (including the amount borrowed) provided that reverse repurchase agreements or so-called dollar rolls do not qualify as loans. The fund will not use leverage to increase its income. The fund will
             not  purchase   securities  while  outstanding   borrowings,
             reverse repurchase agreements and dollar rolls exceed 10% of the fund's assets;
        (3) pledge or otherwise encumber, or transfer ownership of or assign as security for indebtedness its securities or receivables in an amount exceeding the amount of the borrowing secured thereby, and guarantee the securities of another company;
        (4)  invest more than 5% of its gross assets in securities of one company;
        (5) purchase more than 10% of the outstanding voting securities of one company;
        (6)  issue   securities   or  be  involved  in  the  issuance  of
             securities;
        (7) make loans, provided that the purchase of debt obligations in which the fund may invest consistent with its investment policies, the conclusion of repurchase agreements or loans of securities are permissible to the extent set forth in the Prospectus;
        (8) invest in commodities, make commodity futures transactions, or purchase real estates, with the exception that the fund may invest in financial futures contracts and options and other financial instruments which may be deemed to be
              commodities   or   commodity   futures   transactions,   the
              acquisition of which is not prohibited to the fund by the Commodity Exchange Act and its implementing regulations;
        (9) purchase securities on credit or partial credit as well, or effect short sales;
        (10) purchase   securities   for  the   purpose  of   controlling
             management of other companies;
        (11) acquire  the  shares  of  any  other   domestic  or  foreign
             investment company or investment fund (except in connection with a merger with or acquisition of the substantial assets of another investment company); this regulation does not prohibit the fund from purchasing shares issued by a real estate investment trust, provided that such trust shall not be permitted to invest in real estate or interests in real estate other than mortgages or other real securities.

     It is part of the fund's policy not to concentrate all of its investments only in securities of companies in any particular industry. According to current SEC pronouncements there will be a concentration of investment in one particular industry if such investments aggregate 25% or more of the fund's total assets. The fund's policy does not apply to investments in securities issued by the government of the United States.

     As long as the fund is registered in Germany, Austria and Switzerland the fund may not without prior approval of the shareholders:
        (i)  invest in shares of other U.S. American or non-U.S. American
             investment   companies  or  investment   funds,   except  in
             connection  with a plan of  merger or  consolidation  in the limits of which they purchase  substantially  all the assets of the other investment company or investment fund;
        (ii) purchase  or sell real  estate - or  interest  therein - and real estate mortgage loans,  except that the fund may invest in securities of corporate or governmental  entities secured by real estate or marketable interests therein or securities
             issued  by  companies   (other  than  real  estate   limited
             partnerships,  real estate  investment trusts or real estate funds) that invest in real estate or interests therein;
        (iii)borrow  money in amounts  exceeding  10% of the fund's total assets  (including  the  amount  borrowed),  taken at market value;
        (iv) pledge its assets or encumber  them with third party  rights in amounts exceeding 10% of the total assets of the respective fund, taken at market value;
        (v)  purchase securities on credit or effect short sales; or
        (vi) redeem its fund shares in exchange for non-cash payments; or
        (vii)invest  in   interests   in  oil,   gas  or  other   mineral
             exploration or development programs.

     Further, as long as the fund is registered in Switzerland it may not without prior approval of the shareholders:
        (a)  purchase  gold or silver  bullion,  coins or other  precious metals or purchase or sell  futures  contracts or options on any such precious metals;
        (b)  invest more than 10% of its total  assets in the  securities of any one issuer,  provided that this  restriction does not apply  to  cash  items  or  securities  issued  by the  U.S.
             government; or
        (c)  write  (sell)  uncovered  calls or puts or  purchase  calls,
             puts,  straddles,   spreads  or  any  combination  of  these
             financial instruments in an amount exceeding 5% of the fund's assets; or
        (d) invest more than 5% of the total assets in financial instruments that are used for non-hedging purposes and which have a leverage effect.

FURTHER INFORMATION
(a) Reporting currency: USD
(b) Minimum investment: USD 50 (see Part A, "Share Purchase and Accounts")
(c) Distribution of dividends: twice a year during June and December (see Part A "Dividends, Distributions and US-Taxes")
(d) Sales charge decreasing: see Part A "Share Purchase and Accounts", table "Applicable Sales Charges"
(E) MANAGEMENT FEE, EXPENSES: SEE PART A "MANAGEMENT AND ADMINISTRATION" "COSTS FOR BUSINESS OPERATIONS OF THE FUNDS"


PIONEER MID-CAP VALUE FUND - FUND INVESTING IN MID-SIZED AND OTHER US COMPANIES

INVESTMENT TRANSACTIONS AND TRANSACTION RISKS

RESTRICTED MARKETABLE AND ILLIQUID SECURITIES
     The funds will not invest more than 15% of its net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended ("Securities Act of 1933"); are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements and are determined to be liquid by Pioneer. Pioneer determines the liquidity of Rule 144A and other restricted marketable securities according to procedures adopted by the Board of Trustees. The Board of Trustees monitors Pioneer's application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes.

INVESTMENT IN INITIAL PUBLIC OFFERINGS
     To the extent consistent with its investment objective, the fund may invest in initial public offerings of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of the fund's investment performance. The fund cannot assure that investments in initial public offerings will continue to be available to the fund or, if available, will result in positive investment performance. In addition, as the fund's portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the fund is likely to decrease.

INVESTMENT IN DEBT SECURITIES
DEBT SECURITIES SELECTION
     In selecting fixed income securities for the funds, Pioneer gives primary consideration to the fund's investment objective, the attractiveness of the market for debt securities given Pioneer's outlook for the equity markets and the funds' liquidity requirements. Once Pioneer determines to allocate a portion of the funds' assets to debt securities, Pioneer regularly focuses on short-term financial instruments to provide liquidity and may invest in a range of fixed income securities if the funds are investing in such instruments for income or capital gains. Pioneer selects individual securities based on broad economic factors and issuer specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

CONVERTIBLE DEBT SECURITIES
     The funds may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities of or owned by the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

DEBT SECURITIES RATING CRITERIA
     Investment grade debt securities which are recommended for investment are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's), or the equivalent rating of other national statistical rating organizations. Debt securities rated "BBB" are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security falls below investment grade, Pioneer will consider if any action is appropriate in light of the fund's investment objectives and policies.
     Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other national statistical rating organizations. In general, the funds may only invest in debt securities rated "C" the least.
     Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments.
     The amount of junk bond securities outstanding has proliferated as an increasing number of issuers have used junk bonds for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their interest payment obligations or to repay their debts upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net value to the extent that the fund invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery in payment of principal or interest on its portfolio holdings.
     The secondary market for junk bond securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the fund's net asset value.
     Since investors generally perceive that there are greater risks associated with debt securities of medium to low quality of the type in which the fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.
     Medium to low rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, medium to low rated securities generally involve greater risks of loss of income and principal than higher rated securities. Pioneer will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.
     The prices of all debt securities generally fluctuate in connection with the amounts of interest rates. Offer and demand of similar valued securities represent another circumstance leading to price fluctuations of debt securities. Price fluctuations upon purchase of portfolio securities have no impact on cash income from these securities, but are reflected in the net asset value of the fund.

RISKS OF NON-U.S. INVESTMENTS
     To the extent that the fund invests in the securities of non-U.S. issueres, those investments involve considerations and risks not typically associated with investments in securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and growing economies. The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to
(i) differences in size, liquidity and volatility of, as well as the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) negative economic, political and social factors; and (iii) unfavorable foreign exchange conditions, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain non-U.S. countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Unanticipated political or social developments may affect the values of the fund's investments in such countries. The economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

NON-U.S. SECURITIES MARKETS AND REGULATIONS
     There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies frequently are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging markets, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Pioneer to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund's operations require cash, such as in order to meet redemptions and to pay its expenses.

ECONOMIC, POLITICAL AND SOCIAL FACTORS
     Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvements in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country.
     Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.
     Unanticipated political and social developments may also affect the values of the fund's investments and the availability to the fund of additional investments in such countries. During 1997 and 1998, for example, the political stability, economies and securities and currency markets of many markets in India and the Asian subcontinent experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue or spread to other countries in the region.
     Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

CURRENCY RISKS
     The value of the securities quoted or denominated in international currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The fund's investment performance may be negatively affected by a devaluation of a currency in which the fund's investments are quoted or denominated. Further, the fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

CUSTODIAN SERVICES AND RELATED INVESTMENT COSTS
     Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.

WITHHOLDING AND OTHER TAXES
     The fund will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain non-U.S. countries with respect to the fund's investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

ECONOMIC MONETARY UNION (EMU)
     On January 1, 1999, 11 European countries adopted a single currency - the Euro. The conversion to the Euro is being phased in over a three-year period. During this time, valuation, systems and other operational problems may occur in connection with the fund's investments quoted in the Euro. For participating countries, EMU will mean sharing a single currency and single official interest rate and adhering to agreed upon limits on government borrowing. Budgetary decisions will remain in the hands of each participating country but will be subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate to maintain price stability within the Euro zone.
     EMU is driven by the expectation of a number of economic benefits, including lower transaction costs, reduced exchange risk, greater competition, and a broadening and deepening of European financial markets. However, there are a number of significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. This uncertainty may increase the volatility of European markets.

INVESTMENTS IN DEPOSITARY RECEIPTS
     The fund may hold securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.
     ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.
     For purposes of the fund's investment policies, investments in ADRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The fund may acquire receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the fund invests in such unsponsored depositary receipts there may be an increased possibility that the fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

REPURCHASE AGREEMENTS
     The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. The Board of Trustees reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
     The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When-issued and delayed delivery transactions will be fully collateralised by segregated liquid assets.

PORTFOLIO TURNOVER
     It is the policy of the funds not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund.

FOREIGN CURRENCY TRANSACTIONS
     The fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The fund also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.
     Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the fund will be engaged in hedging activities when adverse exchange rate movements occur. The fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer.
     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.
     The cost to the fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.
     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the fund's foreign assets.
     While the fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While the fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.
     Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.
     If the fund enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See "Asset Segregation".

OPTIONS ON FOREIGN CURRENCIES
     The fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the fund's securities quoted or denominated in that currency. Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the fund to purchase currency for a fixed amount of dollar which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities the fund intends to acquire. As in the case of other types of options transactions, however, the benefit the fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.
     The fund may also write options on foreign currencies for hedging purposes. For example, if the fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the fund.
     Similarly, the fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.
     A call option written on foreign currency by the fund is "covered" if the fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the fund in cash or liquid securities. See "Asset Segregation".
     The fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded option position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.
     The fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the fund.

OPTIONS ON SECURITIES AND SECURITIES INDICES
     The fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

WRITING CALL AND PUT OPTIONS ON SECURITIES
     A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forego the opportunity to profit from an increase in the market price of the underlying security.
     A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.
     Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.

WRITING CALL AND PUT OPTIONS ON SECURITIES INDICES
     The fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security. The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio., The fund may cover call and put options on a securities index by segregated assets with a value equal to the exercise price.

PURCHASING CALL AND PUT OPTIONS
     The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.
     The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.
     The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions".

RISKS OF TRADING OPTIONS
     There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
     The fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the "SEC") changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.
     Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.
     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Pioneer's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.
     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets. In addition to the risks of imperfect correlation between the fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
     To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the funds may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The funds may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on foreign exchanges.

FUTURES CONTRACTS
     A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
     When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a foreign currency to establish the price in the U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.
     Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES
     Hedging, by use of futures contracts, seek to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. Similarly, the fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Pioneer, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differences by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of he futures position.
     On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipated the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

OPTIONS ON FUTURES CONTRACTS
     The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.
     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS
     The fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or which the fund expects to purchase. Except as stated below, the fund's futures transactions will be entered into for traditional hedging purposes - i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, the fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets quoted or denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.
     As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the fund's existing non-hedging futures contracts and premiums paid for options on futures entered into for non-hedging purposes (net of the amount the positions are "in the money") would not exceed 5% of the market value of the fund's total assets. The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.
     Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.
     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of foreign securities because currency movements impact the value of different securities in differing degrees.

WARRANTS AND STOCK PURCHASE RIGHTS
     The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.
     The fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to vote or to dividends and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.
     As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of warrants or stock purchase rights does not necessarily change with the value of the underlying securities, and warrants or stock purchase rights expire worthless if they are not exercised on or prior to their expiration date. Although there are no formal restrictions with respect to a certain percentage for the fund, it is unlikely that Pioneer will invest more than 5% of the fund's net assets.

PREFERRED SHARES
     The fund may invest in preferred shares of beneficial interest of trust instruments. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the fund's fixed income securities.

LENDING OF PORTFOLIO SECURITIES
     The fund may lend portfolio securities to registered broker-dealers or other institutional investors who are considered to be reliable by Pioneer under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. In such case the fund would continue to receive the equivalent of the interest or dividends paid on the securities loaned and would participate in the price developments of the securities both in the positive and negative sense and would receive income from the collateral. However, the fund concerned will not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation consent on a material matter affecting the investment.
     As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Pioneer Funds will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of securities loaned exceed 33 1/3% of the value of the fund's total assets.

INVESTMENT RESTRICTIONS
     The fundamental investment restrictions set forth below apply to the Pioneer Mid-Cap Value Fund (Fund investing in mid-sized and other US companies). These restrictions of the fund may not be changed without the affirmative vote of the holders of a majority of the fund's outstanding shares. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

        (i) 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

        (ii) more than 50% of the outstanding shares of the fund.

     Pursuant to these restrictions, the fund may not:
        (1)  borrow money,  except from banks in amounts not exceeding 33
             1/3% of its total assets (including the amount borrowed);
        (2)  invest in real estate or rights therein,  with the exception of readily marketable securities of companies, which invest in real estate, or of real estate investment trusts;
        (3) invest in commodity or commodity contracts including commodity futures contracts, with the exception of investments in interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on futures contracts, forward foreign exchange contracts, forward commitments, securities index put and call warrants, interest rate swaps and caps, floors and repurchase agreements, provided that these transactions are entered into in accordance with the investment policy of the fund;
        (4) make loans, provided that (I) the purchase of debt obligations pursuant to a fund's investment policy will not be deemed to be loans for the purpose of this restriction,
             (II) loans of portfolio securities as described from time to time under "Lending of portfolio securities" will be made only in accordance with the terms and conditions therein set forth, and (III) in seeking a return on temporarily available cash a fund may engage in repurchase transactions as described in the prospectus;
        (5) issue senior securities, except as permitted by restrictions nos. 1, 3 and 4, and with regard to the issuance of shares of different classes and series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the fund's investment policies, and the mortgage, pledge or encumbrance of the fund's assets with third party rights within the meaning of the investment restriction no. 8 are not deemed to be senior securities;
        (6) act as distribution agent, except as it may be deemed to be a distribution agent in the sale of restricted securities;
        (7) guarantee the securities of any other company, or mortgage, pledge, encumber with third party rights, assign or otherwise encumber as security for indebtedness its securities or receivables in an amount exceeding the amount of the borrowing secured thereby.

     In order to remain an investment company with diversified portfolio pursuant to the 1940 Act it is part of the fundamental investment policy of the fund that in addition to the foregoing restrictions, at least 75% of the value of the fund's total assets shall be represented by cash and cash items, government securities, securities of other investment companies, and other securities for the purpose of this calculation restricted in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of a fund and to not more than 10% of the outstanding voting securities of such issuer.

     It is part of the fund's policy not to concentrate all of its investments only in securities of companies in any particular industry. According to current SEC pronouncements there will be a concentration of investment in one particular industry if such investments aggregate 25% or more of the fund's total assets. The fund's policy does not apply to investments in securities issued by the government of the United States.

     As long as the fund is registered in Germany, Austria and Switzerland the fund may not without prior approval of the shareholders:
        (i)  invest in shares of other U.S. American or non-U.S. American
             investment   companies  or  investment   funds,   except  in
             connection  with a plan of  merger or  consolidation  in the limits of which they purchase  substantially  all the assets of the other investment company or investment fund;
        (ii) purchase  or sell real  estate - or  interest  therein - and real estate mortgage loans, but the fund may invest in securities of corporate or governmental entities secured by real estate or  marketable  interests  therein or securities
             issued  by  companies   (other  than  real  estate   limited
             partnerships,  real estate  investment trusts or real estate funds) that invest in real estate or interests therein;
        (iii)borrow  money in amounts  exceeding  10% of the fund's total assets  (including  the  amount  borrowed),  taken at market value;
        (iv) pledge its assets or encumber  them with third party  rights in amounts exceeding 10% of the total assets of the respective fund, taken at market value;
        (v)  purchase securities on credit or effect short sales; or
        (vi) redeem its fund shares in exchange for non-cash payments; or
        (vii)invest  in   interests   in  oil,   gas  or  other   mineral
             exploration or development programs.

     Further, as long as the fund is registered in Switzerland it may not without prior approval of the shareholders:
        (a)  purchase  gold or silver  bullion,  coins or other  precious metals or purchase or sell  futures  contracts or options on any such precious metals;
        (b)  invest more than 10% of its total  assets in the  securities of any one issuer,  provided that this  restriction does not apply  to  cash  items  or  securities  issued  by the  U.S.
             government; or
        (c)  write  (sell)  uncovered  calls or puts or  purchase  calls,
             puts,  straddles,   spreads  or  any  combination  of  these
             financial instruments in an amount exceeding 5% of the fund's assets; or
        (d) invest more than 5% of the total assets in financial instruments that are used for non-hedging purposes and which have a leverage effect.

     If the laws applicable to the fund change in Germany, Austria or Switzerland, the Board of Trustees has the right to adapt the above mentioned investment restrictions in connection with the registration of the fund in these countries without approval of the shareholders in accordance with the changes in law.

FURTHER INFORMATION
(a) Reporting currency: USD
(b) Minimum investment: USD 50 (see Part A, "Share Purchase and Accounts")
(c) Distribution of dividends: twice a year during June and December
(d) Sales charge decreasing: see Part A "Share Purchase and Accounts", table "Applicable Sales Charges"
(e) Management Fee, Expenses: see Part A "Management and Administration" "Costs for Business Operations of the Funds"


PIONEER INTERNATIONAL VALUE FUND

INVESTMENT TRANSACTIONS AND TRANSACTION RISKS

RESTRICTED MARKETABLE AND ILLIQUID SECURITIES
     The funds will not invest more than 15% of its net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended ("Securities Act of 1933"); are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements and are determined to be liquid by Pioneer. Pioneer determines the liquidity of Rule 144A and other restricted marketable securities according to procedures adopted by the Board of Trustees. The Board of Trustees monitors Pioneer's application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes.

INVESTMENT IN INITIAL PUBLIC OFFERINGS
     To the extent consistent with its investment objective, the fund may invest in initial public offerings of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of the fund's investment performance. The fund cannot assure that investments in initial public offerings will continue to be available to the fund or, if available, will result in positive investment performance. In addition, as the fund's portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the fund is likely to decrease.

INVESTMENT IN DEBT SECURITIES
DEBT SECURITIES SELECTION
         In selecting fixed income securities for the funds, Pioneer gives primary consideration to the fund's investment objective, the attractiveness of the market for debt securities given Pioneer's outlook for the equity markets and the funds' liquidity requirements. Once Pioneer determines to allocate a portion of the funds' assets to debt securities, Pioneer regularly focuses on short-term financial instruments to provide liquidity and may invest in a range of fixed income securities if the funds are investing in such instruments for income or capital gains. Pioneer selects individual securities based on broad economic factors and issuer specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

CONVERTIBLE DEBT SECURITIES
     The funds may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities of or owned by the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

DEBT SECURITIES RATING CRITERIA
     Investment grade debt securities which are recommended for investment are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's), or the equivalent rating of other national statistical rating organizations. Debt securities rated "BBB" are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security falls below investment grade, Pioneer will consider if any action is appropriate in light of the fund's investment objectives and policies.
     Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other national statistical rating organizations. In general, the funds may only invest in debt securities rated "C" the least.
     Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments.
     The amount of junk bond securities outstanding has proliferated as an increasing number of issuers have used junk bonds for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their interest payment obligations or to repay their debts upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net value to the extent that the fund invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery in payment of principal or interest on its portfolio holdings.
     The secondary market for junk bond securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the fund's net asset value.
     Since investors generally perceive that there are greater risks associated with debt securities of medium to low quality of the type in which the fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.
     Medium to low rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, medium to low rated securities generally involve greater risks of loss of income and principal than higher rated securities. Pioneer will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.
     The prices of all debt securities generally fluctuate in connection with the amounts of interest rates. Offer and demand of similar valued securities represent another circumstance leading to price fluctuations of debt securities. Price fluctuations upon purchase of portfolio securities have no impact on cash income from these securities, but are reflected in the net asset value of the fund.

RISKS OF NON-U.S. INVESTMENTS
     To the extent that the fund invests in the securities of non-U.S. issueres, those investments involve considerations and risks not typically associated with investments in securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and growing economies. The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to
(i) differences in size, liquidity and volatility of, as well as the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) negative economic, political and social factors; and (iii) unfavorable foreign exchange conditions, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain non-U.S. countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Unanticipated political or social developments may affect the values of the fund's investments in such countries. The economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

NON-U.S. SECURITIES MARKETS AND REGULATIONS
     There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies frequently are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging markets, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Pioneer to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund's operations require cash, such as in order to meet redemptions and to pay its expenses.

ECONOMIC, POLITICAL AND SOCIAL FACTORS
     Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvements in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country.
     Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.
     Unanticipated political and social developments may also affect the values of the fund's investments and the availability to the fund of additional investments in such countries. During 1997 and 1998, for example, the political stability, economies and securities and currency markets of many markets in India and the Asian subcontinent experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue or spread to other countries in the region.
     Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

CURRENCY RISKS
     The value of the securities quoted or denominated in international currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The fund's investment performance may be negatively affected by a devaluation of a currency in which the fund's investments are quoted or denominated. Further, the fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

CUSTODIAN SERVICES AND RELATED INVESTMENT COSTS
     Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.

WITHHOLDING AND OTHER TAXES
     The fund will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain non-U.S. countries with respect to the fund's investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

ECONOMIC MONETARY UNION (EMU)
     On January 1, 1999, 11 European countries adopted a single currency - the Euro. The conversion to the Euro is being phased in over a three-year period. During this time, valuation, systems and other operational problems may occur in connection with the fund's investments quoted in the Euro. For participating countries, EMU will mean sharing a single currency and single official interest rate and adhering to agreed upon limits on government borrowing. Budgetary decisions will remain in the hands of each participating country but will be subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate to maintain price stability within the Euro zone.
     EMU is driven by the expectation of a number of economic benefits, including lower transaction costs, reduced exchange risk, greater competition, and a broadening and deepening of European financial markets. However, there are a number of significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. This uncertainty may increase the volatility of European markets.

INVESTMENTS IN DEPOSITARY RECEIPTS
     The fund may hold securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.
     ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.
     For purposes of the fund's investment policies, investments in ADRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The fund may acquire receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the fund invests in such unsponsored depositary receipts there may be an increased possibility that the fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

REPURCHASE AGREEMENTS
     The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. The Board of Trustees reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
     The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When-issued and delayed delivery transactions will be fully collateralised by segregated liquid assets.

PORTFOLIO TURNOVER
     It is the policy of the funds not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund.

FOREIGN CURRENCY TRANSACTIONS
     The fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The fund also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.
     Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the fund will be engaged in hedging activities when adverse exchange rate movements occur. The fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer.
     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.
     The cost to the fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.
     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the fund's foreign assets.
     While the fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While the fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.
     Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.
     If the fund enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See "Asset Segregation".

OPTIONS ON FOREIGN CURRENCIES
     The fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the fund's securities quoted or denominated in that currency. Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the fund to purchase currency for a fixed amount of dollar which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities the fund intends to acquire. As in the case of other types of options transactions, however, the benefit the fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.
     The fund may also write options on foreign currencies for hedging purposes. For example, if the fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the fund.
     Similarly, the fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.
     A call option written on foreign currency by the fund is "covered" if the fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the fund in cash or liquid securities. See "Asset Segregation".
     The fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded option position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.
     The fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the fund.

OPTIONS ON SECURITIES AND SECURITIES INDICES
     The fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

WRITING CALL AND PUT OPTIONS ON SECURITIES
     A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forego the opportunity to profit from an increase in the market price of the underlying security.
     A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.
     Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.

WRITING CALL AND PUT OPTIONS ON SECURITIES INDICES
     The fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security. The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio., The fund may cover call and put options on a securities index by segregated assets with a value equal to the exercise price.

PURCHASING CALL AND PUT OPTIONS
     The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.
     The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.
     The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions".

RISKS OF TRADING OPTIONS
     There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
     The fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the "SEC") changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.
     Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.
     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Pioneer's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.
     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets. In addition to the risks of imperfect correlation between the fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
     To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the funds may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The funds may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on foreign exchanges.

FUTURES CONTRACTS
     A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
     When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a foreign currency to establish the price in the U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.
     Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES
     Hedging, by use of futures contracts, seek to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. Similarly, the fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Pioneer, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differences by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of he futures position.
     On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipated the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

OPTIONS ON FUTURES CONTRACTS
     The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.
     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS
     The fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or which the fund expects to purchase. Except as stated below, the fund's futures transactions will be entered into for traditional hedging purposes - i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, the fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets quoted or denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.
     As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the fund's existing non-hedging futures contracts and premiums paid for options on futures entered into for non-hedging purposes (net of the amount the positions are "in the money") would not exceed 5% of the market value of the fund's total assets. The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.
     Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.
     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of foreign securities because currency movements impact the value of different securities in differing degrees.

WARRANTS AND STOCK PURCHASE RIGHTS
     The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.
     The fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to vote or to dividends and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.
     As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of warrants or stock purchase rights does not necessarily change with the value of the underlying securities, and warrants or stock purchase rights expire worthless if they are not exercised on or prior to their expiration date. Although there are no formal restrictions with respect to a certain percentage for the fund, it is unlikely that Pioneer will invest more than 5% of the fund's net assets.

PREFERRED SHARES
     The fund may invest in preferred shares of beneficial interest of trust instruments. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the fund's fixed income securities.

LENDING OF PORTFOLIO SECURITIES
     The fund may lend portfolio securities to registered broker-dealers or other institutional investors who are considered to be reliable by Pioneer under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. In such case the fund would continue to receive the equivalent of the interest or dividends paid on the securities loaned and would participate in the price developments of the securities both in the positive and negative sense and would receive income from the collateral. However, the fund concerned will not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation consent on a material matter affecting the investment.
     As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Pioneer Funds will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of securities loaned exceed 33 1/3% of the value of the fund's total assets.

INVESTMENT RESTRICTIONS

     The fundamental investment restrictions set forth below apply to the Pioneer International Value Fund. These restrictions of the fund may not be changed without the affirmative vote of the holders of a majority of the fund's outstanding shares. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

        (i) 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

        (ii) more than 50% of the outstanding shares of the fund.

     Pursuant to these restrictions, the fund may not:
        (1)  issue senior  securities,  except as permitted by paragraphs
             (2), (6) and (7) below.  For  purposes of this  restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures
             contracts   or  options  on   futures   contracts,   forward
             commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements (repurchase agreements on securities initiated by the lender) entered into in accordance with the fund's  investment  policy,  and the pledge, the granting of restricted liens on property, or the encumbrance of the fund's assets with third party rights within the meaning of paragraph  (3) below are not deemed to be senior securities;
        (2) borrow money, except from banks as a temporary measure for extraordinary emergency purposes and except pursuant to reverse repurchase agreements and then only in amounts not to exceed 33 1/3% of the fund's total assets  (including the amount  borrowed)  taken at market value.  The fund will not use  leverage  to attempt to increase  its income.  The fund will not purchase  securities while  outstanding  borrowings exceed 5% of the fund's total assets;
        (3)  pledge,  grant  restricted  liens on property or encumbrance its assets with third party rights, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging,  granting of restricted  liens on property or  encumbrance  with third party  rights does not exceed 33
             1/3% of the fund's total assets taken at market value;
        (4)  act  as  issuing  bank,   except  to  the  extent  that,  in
             connection with the disposition of portfolio securities, the fund may be deemed to be an distribution agent for the purposes of the Securities Act of 1933;
        (5) purchase or sell real estate, interests in real estate, or mortgage loans, but the fund may invest in securities of corporate or governmental entities secured by real estate or
             marketable   interests   therein  or  securities  issued  by
             companies (other than real estate limited partnerships) that invest in real estate or interests therein;
        (6) make loans, but the fund may lend portfolio securities in accordance with the fund's investment policies, it may
             purchase   or  invest   in   repurchase   agreements,   bank
             certificates  of deposit,  a portion of an issue of publicly
             distributed  bonds,  bank  loan  participation   agreements,
             bankers'   acceptances,   debentures  or  other  securities,
             whether or not the purchase is made upon the original issuance of the securities;
        (7)  invest in  commodities  or  commodity  contracts or in puts, calls, or combinations of both, except interest rate futures
             contracts,   options  on  securities,   securities  indices,
             currency and other financial instruments,  futures contracts
             on  securities,   securities  indices,  currency  and  other
             financial instruments and options on such futures contracts, forward foreign currency contracts, securities index put and call warrants and repurchase agreements entered into in accordance with the fund's investment policies;
        (8)  with respect to 75% of its total assets, purchase securities of one issuer (other than the U.S. government,  its agencies or authorities), if
               (a)  such  purchase  would cause more than 5% of the fund's total
                    assets   taken  at  market  value  to  be  invested  in  the
                    securities of such issuer, or
               (b)  such  purchase   would  result  in  more  than  10%  of  the
                    outstanding voting securities of such issuer being held by the fund.

     As long as the fund is registered in Germany, Austria, or Switzerland, the fund may not without prior approval of its shareholders:
        (i)  invest in shares of other U.S. American or non-U.S. American
             investment   companies  or  investment   funds,   except  in
             connection  with a plan of  merger or  consolidation  in the limits of which they purchase  substantially  all the assets of the other investment company or investment fund;
        (ii) purchase  or sell real  estate - or  interest  therein - and real estate mortgage loans, but the fund may invest in securities of corporate or governmental entities secured by real estate or  marketable  interests  therein or securities
             issued  by  companies   (other  than  real  estate   limited
             partnerships, real estate investment trusts or real estate funds) that invest in real estate or interests therein;
        (iii)borrow money in amounts exceeding 10% of the fund's total assets (including the amount borrowed), taken at market value;
        (iv) pledge its assets or encumber them with third party rights in amounts exceeding 10% of the total assets of the respective fund, taken at market value;
        (v)  purchase securities on credit or effect short sales; or
        (vi) redeem its fund shares in exchange for non-cash payments.

     It is part of the fundamental policy of the fund not to concentrate all of its investments only in securities of companies in any particular industry. According to current SEC pronouncements there will be a concentration of investment in one particular industry if such investments aggregate 25% or more of the fund's total assets. The fund's policy does not apply to investments in securities issued by the government of the United States.

FURTHER INFORMATION
(a) Reporting currency: USD
(b) Minimum investment: USD 1,000 (see Part A, "Share Purchase and Accounts")
(c) Distribution of dividends: twice a year during June and December
(d) Sales charge decreasing: see Part A "Share Purchase and Accounts", table "Applicable Sales Charges"
(e) Management Fee, Expenses: see Part A "Management and Administration" "Costs for Business Operations of the Funds"


PART C - CONTRACTUAL PROVISIONS
     The legal relationship between the investor and the Pioneer Funds is governed by the following contractual provisions representing a non-concluding summary of the provisions from the Declarations of Trust, Articles of Association and the Statements of Additional Information. The full German versions of the aforementioned contract documents are obtainable from the representatives.

I.       GENERAL INFORMATION
        1.1 All shares in the Pioneer Funds represent equal property rights without there being shares with preferred rights. The number of shares is unlimited.
        1.2 The sales contract comes into effect once a proper purchase order together with the purchase price has been received by the transfer agent in the currency of the United States of America and the respective Pioneer Fund has not immediately rejected the purchase order.
        1.3 Immediately after the sales contract has come into effect, the transfer agent opens a fund account for the buyer in which, among others, the number of shares he has purchased is placed. The buyer accordingly receives confirmation of such and, on request, a certificate. The fund reserves the right to charge a fee for the issuance of certificates. Only after having taken out an insurance negotiated by the Pioneer Funds lost certificates may be replaced.
        1.4 One copy each of the Declarations of Trust of the Pioneer Funds has been submitted to the Ministry of the Interior of Delaware or with regard to Pioneer International Value Fund
              to  the   Ministry   of  the   Interior   of   Massachusetts
              respectively. Express indication is given hereby that the present prospectus is issued solely in the name of the Pioneer Funds and that any obligations which may arise in connection with or from this prospectus are not binding for the individual trustees or shareholders of the Pioneer Funds, but may only be asserted against the assets of the Pioneer Funds.

II.      OFFERING PRICE
        2.1 The offering price of a share is computed from the net asset value of the respective Pioneer fund divided by the number of outstanding shares of the respective Pioneer fund plus an initial sales charge graduated according to the amount of the investment.
        2.2 Buyers purchasing shares to a value of at least USD 50,000 within a period of 13 months and holding such shares for at least one day during this period and providing a corresponding letter of intention become eligible for a reduced sales charge on the total investment.
        2.3 The reduced sales charge also applies to further purchases of shares if all shares owned by a buyer, plus the newly subscribed shares, have an aggregate value of USD 50,000 or more.

III.     RIGHT OF FREE DISPOSAL IN THE EVENT OF DEATH
     In the event of death, the Pioneer Funds may demand presentation of a certificate of inheritance, letters testamentary or other documents required for this purpose. The Pioneer Funds may forgo presentation of a certificate of inheritance or letters testamentary if a duplicate or a certified copy of the testamentary disposition (testament, contract of inheritance) is presented together with the appropriate minutes of opening. The funds are authorized to regard as beneficiary the heir designated therein or the executor of the will, to grant him right of free disposal and, in particular, to make payment to him with discharging effect.
     This shall not apply if the Pioneer Funds have knowledge that the person designated therein does not have right of free disposal, or if this has not come to their knowledge as a result of negligence.

IV.      TRUSTEES AND MANAGEMENT
        4.1 The trustees are elected either by the other trustees or by the shareholders. The number of trustees is determined by the trustees. There must be at least three trustees.
        4.2 The management of the Pioneer Funds is entrusted to the trustees who have the right to appoint a management company for this purpose. They are owners and bearers of all the assets of the Pioneer Funds. They hold these assets in trust for the shareholders proportionate to the number of shares they hold.

V. SHAREHOLDERS' MEETINGS
     Shareholders' meetings may be convened from time to time by the trustees or shareholders holding at least 10% of the shares.

VI. REPURCHASE OF SHARES
     The Pioneer Funds have an obligation to repurchase shares at their net asset value. In order to do so, certain formalities defined by the trustees must be observed. The obligation to repurchase may be suspended if the New York Stock Exchange is closed for business or if, under certain circumstances, the U.S. Securities and Exchange Commission so permits.

VII.     LIABILITY OF TRUSTEES
     The trustees shall only be held liable in the event of gross negligence and intention. They are not liable for the actions of other trustees. They shall not be held personally liable for legal transactions executed in the name of the funds.

VIII. INDEMNIFICATION OF SHAREHOLDERS FOR THIRD PARTY CLAIMS
        8.1 Should a shareholder be held personally liable only because of being shareholder and the claim has been filed not because of misconduct on his part, he may demand indemnification from the Pioneer fund involved for all expenses and costs he may incur as a consequence thereof.
        8.2 Should third party claims be filed against a Pioneer fund, these shall apply only to that Pioneer fund itself and not to its shareholders, trustees, representatives, officers or directors.

IX. SAVINGS PLANS
     Should the Pioneer Funds offer savings plans, initial sales charges shall only be payable on the actual investment.
     A preliminary charge of costs as contemplated by ss.2 Clause 4c of the Foreign Investment Act shall under no circumstances be imposed.

X. APPLICABLE LAW
     The Declarations of Trust have been drawn up in accordance with the Laws of the Commonwealth of Massachusetts (USA) or those of Delaware (USA) respectively. The laws of these states govern the legal relationship between the shareholders and the Pioneer Funds.

XI. TERMINATION OF THE PIONEER FUNDS
     The Pioneer Funds have been formed for an indefinite period. They may be terminated at any time either by the trustees or by a majority of two thirds of shareholder votes.
     The liquidation proceeds must be distributed to the shareholders in the ratio of the shares they hold once all liabilities have been met.


         REPRESENTATIVE, MARKETING
         AND DISTRIBUTION
         Pioneer Fonds Marketing GmbH,
         Platzl 4, 80331 Munich,
         Tel. (089) 29 07 41 0
         Fax (089) 29 07 41 30

         SHAREHOLDER SERVICING AGENT
         Pioneer Global Investments Limited, German branch,
         P.O. Box 10 51 42,
         20035 Hamburg

         TOLL FREE PHONE AND FAX NUMBERS FOR REQUESTS from Germany:
         Tel. (08 00) 08 20 86 8
         Fax (08 00) 08 20 87 3
         from Austria:
         Tel. (08 00) 29 76 57
         Fax (08 00) 29 14 76
         from Switzerland:
         Tel. (08 00) 55 40 91
         Fax (08 00) 55 40 83

     The following applies for Pioneer Funds authorized for public distribution in the relevant countries:

         PAYING AGENT IN GERMANY
         Vereins- und Westbank AG,
         Alter Wall 20-32,
         20457 Hamburg

         PAYING AGENT IN AUSTRIA
         Bank Austria AG,
         Am Hof 2, A-1010 Vienna
         und Vordere Zollamtsstr. 13,
         A-1030 Vienna

         REPRESENTATIVE, PAYING AGENT AND DISTRIBUTION AGENT IN SWITZERLAND* Banque MeesPierson BGL S.A., Zurich branch
         Rennweg 57, CH-8023 Zurich


         * place where annual and semi-annual reports, the prospectus, the additional information and the trust deed may be obtained from free of charge.